                                                                       DELAWARE
                                                                         POOLED
                                                                          TRUST
                                                                       --------

1996
Annual
Report

Defensive Equity:
Thriving in the Goldilocks Economy
Page 2

Aggressive Growth:
Bullish on Services
Page 4

Real Estate Investment Trust:
Good Values Still Plentiful
Page 6

Fixed Income:
Mortgage Bonds Come to the Fore
Page 8

International Equity:
Seven Points of Outperformance
Page 10

Labor Select International Equity:
A Fast Start Out of the Gate
Page 12

Global Fixed Income:
Some Caution After a Strong Year

          Contents
    1    Portfolio Returns and Objectives
    2    The Defensive Equity Portfolio Review
    4    The Aggressive Growth Portfolio Review
    6    The Real Estate Investment Trust
          Portfolio Review
    8    The Fixed Income Portfolio Review
    10   The International Equity Portfolio Review
    12   The Labor Select International Equity
          Portfolio Review
    14   The Global Fixed Income Portfolio Review
    16   Financial Statements
    49   Report of Independent Auditors
    50   Fund Officers and Portfolio Managers

Delaware Pooled Trust, Inc.

Delaware Pooled Trust, Inc., based in Philadelphia, is an investment-management company that offers a series of no-load, open-end equity and fixed-income portfolios to institutional investors. The unit is part of Delaware Management Company, a full-service investment-management organization that invests more than $31 billion on behalf of individuals and institutions. The breadth and sophistication of Delaware's services enable clients to gain the degree of administrative convenience and simplicity in investment-management matters they want; Delaware provides not only equity and fixed-income portfolios but balanced portfolios and investment-advisory, retirement-plan, and trust services.

The minimum initial investment in a Delaware Pooled Trust Portfolio is $1 million. Subsequent investments are subject to no minimum-amount requirements.

Delaware Investment Advisers, a Philadelphia-based division of Delaware Management Company, serves as investment adviser for The Defensive Equity, The Aggressive Growth, The Real Estate Investment Trust, and The Fixed Income Portfolios. Delaware International Advisers Ltd., a London-based affiliate of Delaware Management Company, serves as investment adviser for The International Equity, The Labor Select International Equity, and The Global Fixed Income Portfolios.

Client Services

Delaware provides clients with annual and semiannual reports, monthly account reports, in-person reviews of account developments, and other communications. Clients who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call a toll-free telephone number, 1-800-231-8002, during normal business hours. Or they may write to Maria
E. Pollack, Assistant Vice President and Administrative Manager, Delaware Pooled Trust, Inc., One Commerce Square, Philadelphia, Pennsylvania 19103.

Portfolio Returns
Periods ending October 31, 1996
Total Return*

                                                    One                Three               Since
                                                    Year               Years             Inception+
                                                                    (annualized)        (annualized)
-----------------------------------------------------------------------------------------------------
Defensive Equity                                   24.87%              17.32%              17.75%
-----------------------------------------------------------------------------------------------------
Aggressive Growth                                  19.19               12.67               10.64
-----------------------------------------------------------------------------------------------------
Real Estate Investment Trust**                       -                   -                 26.12
-----------------------------------------------------------------------------------------------------
Fixed Income**                                       -                   -                  4.08
-----------------------------------------------------------------------------------------------------
International Equity                               18.12               11.08               12.03
-----------------------------------------------------------------------------------------------------
Labor Select International Equity**                  -                   -                 17.97
-----------------------------------------------------------------------------------------------------
Global Fixed Income                                16.40               11.73               13.38
-----------------------------------------------------------------------------------------------------

*Past performance is not necessarily indicative of future results. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Since 01992 Delaware Management Company has voluntarily agreed to waive its fee and reimburse the Delaware Pooled Trust Portfolios for certain amounts that annual operating expenses (excluding taxes, interest, brokerage commissions, and extraordinary expenses) exceeded a percentage of average net assets. In the absence of that waiver, the portfolios' total returns would have been lower.

**Portfolio has been active for less than one year. The return is calculated from the inception date.

+The inception dates for each Delaware Pooled Trust Portfolio are as follows:
Defensive Equity, February 3, 1992; Aggressive Growth, February 27, 1992; Real Estate Investment Trust, December 6, 1995; Fixed Income, March 12, 1996; International Equity, February 4, 1992; Labor Select International Equity, December 19, 1995; and Global Fixed Income, November 30, 1992.
-------------------------------------------------------------------------------

Portfolio Objectives

The Defensive Equity Portfolio seeks a maximum long-term total return, consistent with reasonable risk, through investments in stocks that, at the time of purchase, have dividend yields above the yield of the Standard & Poor's 500-Stock Index and that offer the potential for capital gains as well.

The Aggressive Growth Portfolio seeks maximum long-term capital growth by investing in stocks of smaller and medium-sized companies that offer, at the time of purchase, superior long-term growth potential.

The Real Estate Investment Trust Portfolio seeks to achieve a maximum long-term total return, with capital appreciation a secondary objective. The portfolio will invest at least 65% of its assets in stocks of real-estate investment trusts.

The Fixed Income Portfolio seeks to achieve a maximum long-term total return, consistent with reasonable risk, by investing in diversified investment-grade bonds, including U.S. government, mortgage-backed, corporate, and other fixed-income securities.

The International Equity Portfolio seeks to achieve a maximum long-term total return by investing primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. The portfolio will be invested in stocks that are considered undervalued, based on fundamental research.

The Labor Select International Equity Portfolio seeks to achieve a maximum long-term total return by investing primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. The portfolio will be invested in stocks that are considered undervalued, based on fundamental research, and that are compatible with certain investment policies or restrictions followed by organized labor.

The Global Fixed Income Portfolio seeks to achieve current income and the potential for capital appreciation, consistent with the preservation of investors' principal, by investing primarily in fixed-income securities. Issuers of these securities will be organized, have a majority of their assets, or derive most of their operating income in at least three countries, one of which may be the United States.

Defensive Equity:
Thriving in the Goldilocks Economy

It has been called the Goldilocks economy -- neither too strong nor too weak. Such an economy, in which both inflation and recession seemingly pose no serious threats, has been a boon to the awe-inspiring advance of the stock market. For a record 73 months the market, as represented by the S&P 500-Stock Index, has progressed without at least a 10% correction. Most recently, for fiscal 1996 the market was up 23.99%, and The Defensive Equity Portfolio did even better, with a return of 24.87%.

The portfolio's outperformance can be attributed to strong returns in the banking, insurance, consumer-growth, capital-goods, raw-materials, chemical, and energy sectors. A few sectors underperformed -- consumer staples, electric utility, and telecommunications. Overall, the portfolio's returns were fueled by varied mixtures of favorable earnings, strengthened balance sheets, a continuing spate of mergers and acquisitions, share repurchases, and dividend increases.

During periodic market rotations throughout the year, we opportunistically increased our weightings in certain banking, insurance, capital-goods, and consumer-growth stocks, as their prices dropped to levels that we deemed unduly low in relation to the companies' prospective earnings power. For instance, in consumer growth, we emphasized pharmaceutical companies like American Home Products and Bristol-Myers Squibb because we rightly anticipated that their profits would be fortified by strong unit growth and new products with formidable pricing power, such as drugs for reducing cholesterol.

Although remaining acutely vulnerable to a correction at some point, the market has the capacity to keep attaining new highs in the near term, in our judgment. For one thing, we are heartened by the outcome of the November elections, in which the political status quo of a Democratic White House and a Republican Congress remains in force. Such an arrangement limits the chances of higher taxes or a worsening federal deficit -- and in the process increases the chances that the Goldilocks economy will continue to hold sway. Two other likely benign catalysts for the market: high employment and rising personal incomes, which should help keep corporate profits growing-about 10% this year and about 7-8% next year, according to our projections.

Over the past 12 months Defensive Equity widened its margin of outperformance versus the stock market as a whole.


                                           ---------------------------------
Defensive Equity: Growth of $10,000            Annualized Total Return
                                           Periods ending October 31, 1996
                                           ---------------------------------
                                           One Year          Since Inception
                                           24.87%            17.75%
                                           ---------------------------------


                             Defensive Equity           S&P 500 -- Stock Index
                             ----------------           ----------------------
     2/3/92                     $10,000.00                    $10,000.00
    2/29/92                     $10,150.00                    $10,118.00
    3/31/92                     $10,100.42                     $9,922.72
    4/30/92                     $10,570.44                    $10,223.38
    5/31/92                     $10,590.52                    $10,256.10
    6/30/92                     $10,540.75                    $10,103.28
    7/31/92                     $10,871.73                    $10,529.64
    8/31/92                     $10,560.80                    $10,303.25
    9/30/92                     $10,730.82                    $10,423.80
   10/31/92                     $10,730.82                    $10,473.83
   11/30/92                     $11,183.66                    $10,816.33
   12/31/92                     $11,344.71                    $10,953.70
    1/31/93                     $11,469.50                    $11,055.56
    2/28/93                     $11,678.25                    $11,194.86
    3/31/93                     $12,242.31                    $11,432.20
    4/30/93                     $12,210.48                    $11,166.97
    5/31/93                     $12,399.74                    $11,445.03
    6/30/93                     $12,515.06                    $11,480.51
    7/31/93                     $12,598.91                    $11,447.21
    8/31/93                     $13,208.69                    $11,870.76
    9/30/93                     $13,219.26                    $11,780.54
   10/31/93                     $13,430.77                    $12,036.18
   11/30/93                     $13,304.52                    $11,908.60
   12/30/93                     $13,549.32                    $12,057.45
    1/30/94                     $14,087.23                    $12,475.85
    2/28/94                     $13,757.59                    $12,125.28
    3/30/94                     $13,307.72                    $11,599.04
    4/30/94                     $13,627.10                    $11,757.95
    5/30/94                     $13,990.95                    $11,930.79
    6/30/94                     $13,803.47                    $11,638.48
    7/30/94                     $14,189.96                    $12,033.03
    8/30/94                     $14,653.98                    $12,517.96
    9/30/94                     $14,366.76                    $12,210.02
   10/30/94                     $14,500.37                    $12,494.51
   11/30/94                     $13,834.80                    $12,030.96
   12/30/94                     $14,011.89                    $12,207.82
    1/30/95                     $14,293.53                    $12,533.77
    2/28/95                     $14,892.42                    $13,012.56
    3/30/95                     $15,409.19                    $13,401.63
    4/30/95                     $15,728.16                    $13,802.34
    5/30/95                     $16,305.39                    $14,337.87
    6/30/95                     $16,470.07                    $14,676.25
    7/30/95                     $16,871.94                    $15,173.77
    8/30/95                     $17,119.96                    $15,204.12
    9/30/95                     $17,758.53                    $15,844.21

   10/30/95                     $17,367.84                    $15,798.26
   11/30/95                     $18,257.08                    $16,479.17
   12/30/95                     $18,786.53                    $16,797.22
    1/30/96                     $19,295.65                    $17,368.32
    2/29/96                     $19,388.27                    $17,529.85
    3/30/96                     $19,779.91                    $17,698.13
    4/30/96                     $19,963.86                    $17,958.30
    5/30/96                     $20,239.36                    $18,421.62
    6/30/96                     $20,148.29                    $18,491.62
    7/30/96                     $19,688.91                    $17,674.29
    8/30/96                     $20,149.63                    $18,047.22
    9/30/96                     $21,003.97                    $19,062.92
   10/30/96                     $21,688.70                    $19,589.06

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes.

The S&P 500-Stock Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment.

To be sure, some valuation measures for the market are potential sources of disquiet. For the S&P 500, the dividend yield is 2.10, an all-time low; the price/book ratio is 3.0, nearly an all-time high. Nevertheless, we draw some cheer from the market's average price/earnings ratio based on estimated 1996 earnings, a quite reasonable 18, a figure that is not without precedent. In the early 1960s, a comparable period of slow but steady economic growth, subdued inflation, and an accommodating Federal Reserve Board, the market's P/E ranged from 15 to 22. In that context, today's P/E suggests the market still harbors potential for further gains.

However, as a defensive measure in recognition of the market's considerable down-side risk, we are keeping the portfolio broadly diversified, are invested in stocks selling for the most part at a substantial discount to the market based on trailing 12-month earnings, and are sustaining an above-average yield.

                               Portfolio Manager

               (picture of George E. Deming goes here)


George E. Deming

Has managed the portfolio since its inception...joined Delaware in 1978...
previously at White, Weld & Co. . . . 30 years of investment experience...earned bachelor's degree at the University of Vermont and master's degree in international affairs at the University of Pennsylvania's Wharton School...based in Philadelphia.

Defensive Equity: Portfolio Profile
October 31, 1996

Price/earnings ratio  18.1

Annual equity dividend yield at
  market value  3.10%

Four-year beta  0.85

Annual turnover  74%

Total net assets  $67.2 million

Asset composition (based on total net assets) Common stocks 94.8% Cash equivalents and other assets 5.2%

Industry composition
    20.8%        Banking/finance/insurance
    14.7%        Health care/pharmaceuticals
    10.6%        Energy
     7.9%        Telecommunications
     5.7%        Food/beverage/tobacco
     5.0%        Chemicals
     5.0%        Paper/forest products
     4.0%        Automobiles/auto parts
     3.8%        Electronics/electrical
     3.0%        Transportation/shipping
     2.5%        Aerospace/defense
     2.3%        Packaging/containers
     2.3%        Retail
     2.0%        Metals/mining
     1.6%        Cable/media/publishing
     1.0%        Consumer products
     0.9%        Utilities
     1.7%        Miscellaneous
     5.2%        Cash and other

Number of holdings  67

Top 10 holdings
     1.          DuPont
     2.          SmithKline Beecham ADR
     3.          Warner-Lambert
     4.          Bristol-Myers Squibb
     5.          Minnesota Mining & Manufacturing
     6.          Mobil
     7.          Texaco
     8.          Glaxo Wellcome ADR
     9.          Bank of Boston
    10.          BCE

Aggressive Growth:
Bullish on Services

The Aggressive Growth Portfolio participated fully -- and then some -- in the powerful surge in small-cap stocks during the first half of fiscal 1996. The portfolio recorded an annual return of 19.19%, which outdistanced that of the Russell 2000-Stock Index by more than 2.5 percentage points.

All the portfolio's gain came in the first six months of the fiscal year and was preserved in the second half, when small-cap stocks careened into a tailspin. From May to August, the Russell 2000 fell 15.6%, then only partially recovered. The slump was prompted mainly by a decline in cash inflows into equity mutual funds and, in some cases, by share prices climbing to what all but the most Pollyanna-ish market pundits conceded were unsustainable heights. Technology companies, for instance, were routinely selling at price/earnings ratios of at least 30 times estimated 1997 earnings. Overall, more than 20% of all small-cap shares were priced at multiples exceeding 30, compared with about 6% in 1988.

Our best-performing investments for fiscal 1996 were in business services, consumer durables, consumer services, financial, transportation, and energy, all of which beat the Russell index. Less successful were our investments in health-care companies, which underperformed as their earnings power continued to deteriorate from changes in Medicare and Medicaid reimbursement procedures, and technology companies, whose shares were, as noted, victims of speculative excess. Fortunately, we were underweighted in technology, which lessened the damage to our results.

In the aftermath of the correction, small-cap stocks are selling at a multiple relative to large-cap stocks that's in the middle of the historic range -- neither compellingly cheap nor expensive. As such, our attitude toward the prospects of small-cap stocks is one of prudent caution. On the one hand, since valuation ultimately influences return potential, the market would appear to still have up-side potential, especially since earnings by and large are holding up satisfactorily. On the other hand, a considerable degree of speculative fervor still grips the small-cap market, with momentum investors buying popular stocks irrespective of their valuations or the companies' long-term earnings power. What's worrisome is that if small stocks totter again, the richly priced shares favored by momentum investors may falter badly, and the ripple effects may wash over the entire market. If that happens, the merit of our own particular investment discipline --

Aggressive Growth's value has risen in a small-cap market whose results have lagged those of large-cap stocks since 1992

Aggressive Growth: Growth of $10,000*
                                          -----------------------------------
                                               Annualized Total Return
                                          Periods ending October 31, 1996
                                          -----------------------------------
                                           One Year        Since Inception
                                            19.19%            10.64%
                                          -----------------------------------

                              Agressive Growth      Russell 2000 -- Stock Index
                              ----------------      ---------------------------
    2/27/92                     $10,000.00                $10,000.00
    3/31/92                      $9,430.00                 $9,661.60
    4/30/92                      $9,039.60                 $9,322.38
    5/31/92                      $8,929.31                 $9,446.37
    6/30/92                      $8,398.91                 $9,002.48
    7/31/92                      $8,739.07                 $9,315.41
    8/31/92                      $8,579.14                 $9,051.97
    9/30/92                      $8,699.25                 $9,260.44
   10/31/92                      $9,039.39                 $9,552,70
   11/30/92                     $10,049.09                $10,284.24
   12/31/92                     $10,136.52                $10,642.24
    1/31/93                     $10,266.27                $11,002.16
    2/28/93                      $9,474.74                $10,748.45
    3/31/93                      $9,715.40                $11,097.13
    4/30/93                      $9,475.43                $10,792.07
    5/31/93                     $10,016.47                $11,269.40
    6/30/93                     $10,146.69                $11,339.38
    7/31/93                     $10,186.26                $11,495.98
    8/31/93                     $10,546.85                $11,992.38
    9/30/93                     $11,067.87                $12,330.80
   10/31/93                     $11,218.39                $12,648.32
   11/30/93                     $10,988.41                $12,236.24
   12/30/93                     $11,430.15                $12,654.35
    1/30/94                     $11,696.47                $13,050.81
    2/28/94                     $11,767.82                $13,003.44
    3/30/94                     $11,266.51                $12,318.54
    4/30/94                     $11,246.23                $12,391.59
    5/30/94                     $11,001.06                $12,252.19
    6/30/94                     $10,418.01                $11,838.80
    7/30/94                     $10,591.99                $12,033.43
    8/30/94                     $11,308.01                $12,703.69
    9/30/94                     $11,338.54                $12,660.63
   10/30/94                     $11,256.90                $12,609.48
   11/30/94                     $10,878.67                $12,099.93
   12/30/94                     $10,972.22                $12,423.84
    1/30/95                     $11,076.46                $12,266.93
    2/28/95                     $11,412.08                $12,777.60
    3/30/95                     $11,830.90                $12,996.61
    4/30/95                     $11,820.25                $13,285.40
    5/30/95                     $11,830.89                $13,513.77
    6/30/95                     $12,437.82                $14,214.87
    7/30/95                     $13,149.26                $15,033.64
    8/30/95                     $13,347.81                $15,344.69
    9/30/95                     $13,682.84                $15,618.74
   10/30/95                     $13,462.55                $14,920.27
   11/30/95                     $14,142.41                $15,547.07
   12/30/95                     $14,228.68                $15,957.21
    1/30/96                     $14,514.67                $15,939.65
    2/29/96                     $15,076.39                $16,436.97
    3/30/96                     $15,263.34                $16,772.28
    4/30/96                     $16,122.66                $17,669.60
    5/30/96                     $16,749.84                $18,365.78
    6/30/96                     $16,254.04                $17,611.69
    7/30/96                     $14,822.06                $16,074.19
    8/30/96                     $15,912.96                $17,008.10
    9/30/96                     $16,837.51                $17,672.77
   10/30/96                     $16,044.46                $17,400.43




*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes.
The Russell 2000-Stock Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment.

investing in stocks only when the price is attractive relative to the company's growth rate -- may become abundantly manifest.

In our judgment, one sector continuing to offer reasonable equity prices is services, both consumer and business. Quite simply, our fondness for these stocks reflects recognition of a fundamental long-term trend: the increasingly service-oriented nature of the economy. Our analysis suggests that the best-managed, best-performing service companies should continue to grow even in a slowing economy. Accordingly, our positions in business and consumer services are double the index weightings and constitute nearly one-third of the portfolio.

We are also sanguine about the outlook for select technology companies and plan to increase our investment in them to a market weighting of about 20%. Among the companies we like are firms with products and services that help expand the band widths of communications networks; makers of personal-computer components or systems, which are profiting from a cyclical resurgence in demand; and developers of proprietary software with strong commercial potential.

PORTFOLIO MANAGERS


Edward N. Antoian

                     (Photo of Edward N. Antoian Goes Here)

Has managed the portfolio since its inception...joined Delaware in 1984... formerly employed at E. F. Hutton and Price Waterhouse...earned bachelor's degree at The State University of New York and MBA in finance at the University of Pennsylvania's Wharton School...a chartered financial analyst...based in Philadelphia.

Gerald S. Frey

                       (Photo of Gerald S. Frey goes here)

Began managing the portfolio this year, when he joined Delaware...
his previous position: senior director at Morgan Grenfell Capital Management... nearly 20 years of experience in investment management...received bachelor's degree from Bloomsburg University and MBA from Wilkes College...based in Philadelphia.

Aggressive Growth: Portfolio Profile
October 31, 1996

Price/earnings ratio  27.9

Annual equity dividend yield at
  market value  0.78%

Four-year beta  1.00

Annual turnover  95%

Total net assets  $28.5 million

Asset composition (based on total net assets) Common stocks 93.0% Cash equivalents and other assets 7.0%

Industry composition
  18.9%  Computers/technology
  18.2%  Health care/pharmaceuticals
   9.3%  Banking/finance/insurance
   9.3%  Retail
   8.2%  Leisure/lodging/entertainment
   5.5%  Textiles/apparel/furniture
   4.4%  Environmental services
   4.1%  Electronics/electrical
   2.8%  Food/beverage/tobacco
   2.2%  Utilities
   1.7%  Cable/media/publishing
   1.5%  Telecommunications
   1.4%  Consumer products
   1.1%  Transportation/shipping
   4.4%  Miscellaneous
   7.0%  Cash and other

Number of holdings  96

Top 10 holdings
   1.  HFS
   2.  Health Management Associates, Class A
   3.  HealthSouth
   4.  AES
   5.  Bisys Group
   6.  Gucci Group N. V.
   7.  Affiliated Computer Services
   8.  First Data
   9.  CUC International
  10.  Tommy Hilfiger

Real Estate Investment Trust:
Good Values Still Plentiful

From its inception last December through October 31, The Real Estate Investment Trust returned 26.12% and outperformed the NAREIT Equity REIT Index by more than two percentage points.

The portfolio's sterling performance can be attributed mainly to our two biggest, most lucrative sector positions: office/industrial and hotel, which together accounted for more than 40% of our holdings. Among office/industrial REITs, especially profitable investments included Cali Realty, Reckson Associates Realty, Duke Realty, and Crescent Realty; among hotel REITs, Starwood Lodging Trust and Patriot American Hospitality.

Hotel REITs benefited from marked increases in room and occupancy rates. Indeed, hotel revenues as a percentage of occupancy rates are rising 2.5 times faster than inflation is, especially for the luxury and full-service hotels we emphasized. Office/industrial REITs were the beneficiaries of rising occupancy rates, as demand for space exceeds supply nationally.

Also contributing to our results in the second half of fiscal 1996 were our health-care stocks. Investors responded positively to the recent decline of interest rates, which improved the economics of acquiring health-care properties. Also, the supply/demand balance at long-term care centers has been skewed in favor of existing REITs specializing in this niche. The reason: aspiring operators of long-term care centers are experiencing difficulties in acquiring operating licenses from municipalities.

Overall, the real-estate industry's fundamentals continue to improve and reflect a distinct recovery from the severely depressed levels of the late 1980s and early 1990s. We expect our own holdings' funds from operations -- a key measure of REIT profitability -- to grow at an average 7-8% rate over the next 12 months.

Moreover, REITs continue to mature into a major equity market, with a capitalization of more than $66 billion. As the market matures, REITs are gaining favor with a new, growing corps of investors. According to research studies by Alex. Brown & Sons, among others, investors believe REITs are attractive for a number of reasons (all of which we concur with): REITs are one of the few remaining undervalued niches in equities today; REITs are more liquid than a direct investment in real estate is; REITs can be an effective volatility-reducing diversification tool, since their performance pattern has

Real Estate Investment Trust has exceeded the performance of a sector that has rounded after bottoming out in 1990

--------------------------------------------------
Total Return
For the period December 6, 1995 - October 31, 1996
--------------------------------------------------
26.12%
--------------------------------------------------

Growth of $10,000: Real Estate Investment Trust*

                            NAREIT        Real Estate
                         Equity REIT    Investment Trust
                         -----------    ----------------
         12/6/95           $10,000          $10,000
         1/31/96           $10,165          $10,155
         2/29/96           $10,284          $10,204
         3/31/96           $10,227          $10,281
         4/30/96           $10,280          $10,253
         5/31/96           $10,545          $10,534
         6/30/96           $10,682          $10,836
         7/31/96           $10,762          $10,816
         8/31/96           $11,186          $11,370
         9/30/96           $11,381          $11,691
        10/31/96           $11,719          $12,128

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and captial gains, as well as no reduction for taxes.
The NAREIT Equity REIT Index is an unmanaged index and a theoretical measure of the performance of real-estate investment trust stocks in aggregate rather than an actual available investment.

typically differed from that of other investments; and REITs have delivered relatively consistent performance in weak or declining markets.

We plan no notable changes in our current weightings and believe our office/ industrial holdings in particular offer auspicious return potential. We are underweighted in the retail sector in the belief that same-store sales growth is likely to be unimpressive in the near term, inasmuch as the nation is burdened with a surfeit of retail competition. We also are avoiding certain companies whose shares, in our estimation, are fairly priced, such as California REITs that have bounced back from the state's extended recession.

Finally, we believe the portfolio's current yield should be especially appealing to income-oriented shareholders: it exceeds that of a 10-year Treasury bond by
0.48 percentage points.

Portfolio Managers

Steven R. Brody

                      (Photo Of Steven R. Brody goes here)

Has served as subadviser to the portfolio since its inception...oversees day-to-day operation of investment management unit of Lincoln National Corporation, Delaware's corporate parent.joined Lincoln in 1987...earned bachelor's degree at Miami University in Ohio...fellow of the Life Office Management Association...based in Fort Wayne.

Lawrence T. Kissko

                     (Photo of Lawrence T. Kissko goes here)

Has served as subadviser to the portfolio since its inception...joined Lincoln in 1983...previously employed by Union Mutual Life Insurance Company...earned a bachelor's degree at Rensselaer Polytechnic Institute and an MBA in finance at The State University of New York...a chartered financial analyst...based in Fort Wayne.

John F. Robertson

                     (Photo of John F. Robertson goes here)

Has been subadviser to the portfolio since its inception...joined Lincoln in 1993...previously was a consultant with Ernst & Young's Special Services Group, where he specialized in commercial real estate...earned a bachelor's degree at Wabash College and an MBA in finance and real estate at Indiana University... based in Fort Wayne.

Real Estate Investment Trust:
Portfolio Profile

October 31, 1996

Price/funds-from-operations ratio  11.2

Annual equity dividend yield at
  market value  6.82%

Total net assets  $26.5 million

Asset composition (based on total net assets) Common stocks 98.1% Cash equivalents and other assets 1.9%

Industry composition
  28.0%  Office/industrial REITs
  14.8%  Retail-strip center REITs
  14.5%  Hotel/diversified REITS
  14.2%  Multifamily (apartment) REITs
   8.8%  Health-care REITs
   7.8%  Self-storage REITs
   6.2%  Manufactured-housing REITs
   3.9%  Mall REITs
   1.9%  Cash and other

Number of holdings  34

Top 10 holdings
   1.  Cali Realty
   2.  Patriot American Hospitality
   3.  Health Care Properties Investment
   4.  Simon DeBartolo Group
   5.  Security Capital Pacific Trust
   6.  Reckson Associates Realty
   7.  Prentiss Properties Trust
   8.  Colonial Properties
   9.  Sun Communities
  10.  Equity Residential Properties




Babak Zenouzi

                     (Photo of Babak Zenouzi goes here)

Has managed te portfolio since its inception...joined Delaware in 1992 as a quantitative analyst and was promoted to portfolio management...formerly served as senior vice president, statistical reporting and analysis, at The Boston Company...member of the National Association of Real Estate Investment Trusts...based in Philadelphia.

Fixed Income:
Mortgage Bonds Come to the Fore

At October 31, interest rates ended up little changed from where they stood at March 12, the inception date of The Fixed Income Portfolio. The rate stability allowed the corporate, mortgage, and asset-backed holdings that made up about 70% of the portfolio during the year to return their above-average yields. As a result, the portfolio produced a 4.08% total return and performed about on a par with the Lehman Brothers Government/Corporate Intermediate Bond Index.

The continuing economic expansion-now exceeding five years, the third longest expansion in this century -- and the continuing muted inflation rate below 3% helped enhance the performance of our corporate and asset-backed holdings in particular. In light of the economic good news, investors were generally inclined to discount credit risk in those securities.

Mortgage bonds' returns were strongest of all. Among other mortgage investments, we registered gains in a fruitful niche: "whole-loan" mortgage bonds secured by loans to consumers who have good but not top-drawer credit histories. Because of their limited borrowing options, those consumers are less able to pay off their mortgages early when rates fall. The bonds undergirding the mortgages, by not being subject to redemption, can thus appreciate in price. Also, our emphasis on discount mortgages provided, and still provides, protection from prepayment risk; since discount mortgages sell at prices below par (hence, the discount designation) but are redeemed at par, they contain a built-in financial disincentive for prepayment.

The yield advantage of corporate, asset-backed, and mortgage securities over Treasuries has shrunk to uncommonly small dimensions since March. For instance, BBB-rated corporates now yield less than one percentage point more than 10-year Treasuries, compared with an average spread of 1.91 percentage points for the past 10 years.

In general, with yield spreads narrow across the board, it's difficult to find compelling values in any sector now. Our weighting in Treasury securities, while substantially lower than the market weighting, is higher than we would like it to be; Treasuries' relatively low yields tend to be a drag on long-term performance (and have in fact been a drag on the portfolio's initial results). But we don't expect to replace many Treasuries with higher yielding corporate and mortgage securities until the spreads widen and we get more compensation for assuming the extra credit risk.

Fixed Income capitalized on a relatively stable bond market to produce an initial positive return.

--------------------------------------------
Total Return
For the period March 12 - October 31, 1996
--------------------------------------------
4.08%
--------------------------------------------

Growth of $10,000: Fixed Income*

                                                             Lehman Government/
                                     Fixed                Corporate Intermediate
                                    Income                       Index
                                    ------                ----------------------
              3/12/96               $10,000                     $10,000
              4/30/96               $ 9,948                     $ 9,965
              5/31/96               $ 9,929                     $ 9,957
              6/30/96               $10,031                     $10,063
              7/31/96               $10,062                     $10,093
              8/31/96               $10,064                     $10,101
              9/30/96               $10,219                     $10,241
             10/31/96               $10,396                     $10,422

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes
The Lehman Brothers Government/Corporate Intermediate Bond Index is an unmanaged index and a theoretical measure of bond-market performace rather than an actual available investment.

We are finding the best relative values now in commercial mortgage-backed securities, which recorded good returns recently and are likely to continue doing so, in our estimation, as long as the economy doesn't slip into a recession. These bonds, linked to commercial mortgage loans for businesses such as hotels and retail establishments, contain staunch prepayment prohibitions. Also, we believe as the commercial mortgage-backed market keeps attracting new investors, its performance should improve.

Our holdings continue to maintain a high average credit quality and an average duration slightly shorter than that of the benchmark. We remain a bit bearish about rates, anticipating that the 30-year Treasury yield may climb to about 7% early in 1997, so our conservative duration should help limit interest-rate risk. Our intermediate-maturity average presents an appealing risk/reward tradeoff now; for example, the three-year Treasury captures 88% of the yield of long-term maturities but with much less potential volatility, according to our analysis. Overall, we expect the bond market to remain in a trading range over the next six months, with the interest payments contributing most of the total return -- a circumstance that would be to the advantage of the portfolio, with its yield premium to the index.

Portfolio Manager

Gary A. Reed

                        (Photo of Gary A. Reed goes here)

Has managed the portfolio since its inception...joined Delaware in 1989...formerly served as vice president and manager of the fixed-income department at Irving Trust Company...18 years of investment experience...earned a bachelor's degree at the University of Chicago and a master's degree in economics at Columbia University...based in Philadelphia.

Fixed Income: Portfolio Profile
October 31, 1996

Average yield to maturity  6.48%

Effective duration  3.3 years

Average credit quality  AA

Total net assets  $10.5 million

Asset composition (based on total net assets) Corporate bonds 25.1% Treasury bonds 24.7% Mortgage-backed bonds 21.0% Asset-backed bonds 13.3% Collateralized mortgage obligations 11.6% Cash equivalents and other assets 4.3%

Number of holdings  49

Top 10 holdings
  1.  U.S. Treasury Note, 5.875%, 06/30/00
  2.  U.S. Treasury Note, 6.375%, 06/30/97
  3.  U.S. Treasury Note, 5.875%, 04/30/98
  4.  Federal Home Loan Mortgage Corporation, 7.00%, 04/01/26
  5.  Government National Mortgage Association, 9.00%, 02/15/17
  6.  Travelers/Aetna Property & Casualty, 6.75%, 04/15/01
  7.  Ford Motor Credit, 7.00%, 09/25/01
  8.  Federal National Mortgage Association, 7.00%, 02/01/24
  9.  Federal Home Loan Mortgage Corporation, 6.00%, 04/01/11
 10.  Government National Mortgage Association, 9.50%, 09/15/19

International Equity:
Seven Points of Outperformance

With a gain of 10.47%, the major foreign stock markets in aggregate, as represented by the Morgan Stanley Capital International EAFE-Stock Index, had an average year in fiscal 1996. The International Equity Portfolio, in contrast, had a superlative one: its return of 18.12% beat the index by more than seven percentage points.

Three factors contributed to the portfolio's outperformance:

* Successful stock selection. We picked winning stocks in all sorts of markets: a weak market, Japan (e. g., Eisai and Matsushita Electric), a strong Asian market, Malaysia (Sime Darby Berhad), and European markets that were at or near record highs by the end of the fiscal year, Germany (Bayer and Continental), Spain (BCH and Telefonica de Espana), the Netherlands (Royal Dutch Petroleum), and the United Kingdom (RTZ, GKN, and Cable & Wireless).

* Successful currency management. Buying a foreign stock means, in effect, buying the currency the stock trades in. Owning a German stock like Siemens, for instance, involves owning a certain number of deutsche marks. Therefore, if the deutsche mark falls in value relative to the dollar, the value of the Siemens investment falls as well. That's precisely what happened in fiscal 1996, as an overvalued deutsche mark -- and other currencies as well -- declined versus the dollar. To protect our returns from eroding, we hedged certain foreign currencies to lessen our exposure to them; in effect, we traded more of our holdings for dollars, locking in the exchange rate at the time, so that the values of our investments wouldn't be severely hurt by all the currency movements. In short, currency management helped preserve the gains from our stock selections in Europe and Japan.

* Underweighting (in relation to the EAFE index weighting) or avoiding Far Eastern markets that performed poorly. Indeed, much of the portfolio's outperformance can be attributed to an underweighting in the poorly performing Japanese market. Also, we had only modest holdings in Indonesia and Singapore, where returns were flat, and no investments at all in South Korea and Thailand, which suffered double-digit losses.

On the negative side of the ledger, the portfolio's performance was adversely affected by low exposure to several of the strongest European markets, Denmark, Finland, and Sweden, which benefited from blossoming economies and improved trade balances.

From the outset, International Equity's returns have been consistently better than those of the major foreign markets in aggregate

----------------------------------
Annualized Total Return
Periods ending October 31, 1996
----------------------------------
  One year       Since Inception
    18.12%            12.03%
----------------------------------

Growth of $10,000: International Equity*



                                                            Morgan Stanley
                                                          International EAFE --
                           International Equity               Stock Index
                           --------------------           ---------------------
     2/4/92                     $10,000.00                    $10,000.00
    2/29/92                      $9,890.00                     $9,642.07
    3/31/92                      $9,620.00                     $9,005.48
    4/30/92                     $10,170.27                     $9,047.84
    5/31/92                     $10,540.46                     $9,653.45
    6/30/92                     $10,190.52                     $9,195.88
    7/31/92                      $9,859.33                     $8,960.53
    8/31/92                      $9,789.33                     $9,522.54
    9/30/92                      $9,859.81                     $9,334.50
   10/31/92                      $9,597.54                     $8,844.86
   11/30/92                      $9,608.10                     $8,928.09
   12/31/92                      $9,961.68                     $8,974.26
    1/31/93                      $9,992.56                     $8,973.12
    2/28/93                     $10,251.36                     $9,244.22
    3/31/93                     $11,017.14                    $10,050.00
    4/30/93                     $11,411.55                    $11,003.78
    5/31/93                     $11,401.28                    $11,236.18
    6/30/93                     $11,287.27                    $11,060.87
    7/31/93                     $11,620.25                    $11,448.06
    8/31/93                     $12,151.29                    $12,066.06
    9/30/93                     $12,078.38                    $11,794.46
   10/31/93                     $12,505.96                    $12,157.94
   11/30/93                     $12,078.25                    $11,095.21
   12/30/93                     $12,923.73                    $11,896.36
    1/30/94                     $13,737.93                    $12,902.13
    2/28/94                     $13,463.17                    $12,866.40
    3/30/94                     $13,040.43                    $12,312.23
    4/30/94                     $13,549.00                    $12,834.62
    5/30/94                     $13,379.64                    $12,760.94
    6/30/94                     $13,209.72                    $12,941.28
    7/30/94                     $13,656.21                    $13,065.73
    8/30/94                     $14,198.36                    $13,375.06
    9/30/94                     $13,549.49                    $12,953.75
   10/30/94                     $13,965.46                    $13,385.11
   11/30/94                     $13,378.91                    $12,741.82
   12/30/94                     $13,388.28                    $12,821.58
    1/30/95                     $13,048.22                    $12,328.98
    2/28/95                     $13,202.18                    $12,293.60
    3/30/95                     $13,674.82                    $13,060.72
    4/30/95                     $13,894.99                    $13,551.80
    5/30/95                     $14,015.87                    $13,390.53
    6/30/95                     $13,916.36                    $13,155.66
    7/30/95                     $14,832.06                    $13,974.73
    8/30/95                     $14,633.31                    $13,441.60
    9/30/95                     $14,744.52                    $13,704.11
   10/30/95                     $14,511.56                    $13,335.75
   11/30/95                     $14,645.06                    $13,706.75
   12/30/95                     $15,131.28                    $14,258.99
    1/30/96                     $15,707.78                    $14,317.60
    2/29/96                     $15,718.78                    $14,365.99
    3/30/96                     $15,949.84                    $14,671.12
    4/30/96                     $16,434.72                    $15,097.61
    5/30/96                     $16,319.68                    $14,819.82
    6/30/96                     $16,388.22                    $14,903.25
    7/30/96                     $15,890.02                    $14,467.63
    8/30/96                     $16,260.25                    $14,499.31
    9/30/96                     $16,816.35                    $14,884.56
   10/30/96                     $17,140.91                    $14,732.74





* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes.
The Morgan Stanley Capital International EAFE-Stock Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

Our dividend-discount analysis, which measures the inflation-adjusted return potential of markets over the long term, indicates that the best values are now to be found in the United Kingdom, Australia, New Zealand, and Indonesia. In continental Europe, we remain overweighted in Belgium, France, the Netherlands, and Spain. Foreign stocks are selling at the high end of their historic valuation range. We believe as long as inflation remains moderate, such a valuation level is justified, and the foreign markets generally can advance further if economies and corporate earnings improve. The one notable exception is the Japanese market; even with an improving economic backdrop, Japan remains overvalued, in our analysis.

The portfolio's yield of 3.32% -- a premium of 1.1 percentage points over that of the index -- should provide a margin of safety if foreign economies and equity markets weaken. Our currency-management strategies continue to focus on hedging the yen and some "core" European currencies to protect dollar-based returns.

Portfolio Manager

Timothy W. Sanderson

                    (Photo of Timothy W. Sanderson goes here)

Has managed the portfolio since its inception...joined Delaware in 1990... previously was analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd., where he managed international institutional portfolios...17 years of investment experience...graduate of University College, Oxford, England...based in London.

International Equity:
Portfolio Profile

October 31, 1996

Price/earnings ratio  20.8

Annual equity dividend yield at
  market value  3.32%

Four-year beta  0.73

Annual turnover  8%

Total net assets  $299.9 million

Asset composition (based on total net assets) Common stocks 97.0% Cash equivalents and other assets 3.0%

Geographic composition
  28.9%  United Kingdom
  12.6%  Japan
  11.3%  Australia
   7.9%  France
   7.1%  Netherlands
   6.4%  Spain
   5.8%  Germany
   4.5%  New Zealand
   3.5%  Belgium
   3.1%  Hong Kong
   1.6%  Indonesia
   1.3%  Philippines
   1.2%  Canada
   1.0%  Malaysia
   0.8%  Singapore
   3.0%  Cash and other

Number of holdings  51

Top 10 holdings
   1.  Powergen plc (U.K.)
   2.  National Australia Bank (Australia)
   3.  Cable & Wireless plc (U.K.)
   4.  RTZ plc (U.K.)
   5.  Electrabel SA (Belgium)
   6.  Great Universal Stores plc (U.K.)
   7.  Bass plc (U.K.)
   8.  Boots plc (U.K.)
   9.  Telecom Corp. of New Zealand (New Zealand)
  10.  Matsushita Electric (Japan)

Labor Select International Equity:
A Fast Start Out of the Gate

In its first 10-and-a-half months of operation, The Labor Select International Equity Portfolio got off to a strong start: it delivered a return of 17.97% -- an edge of more than 14 percentage points over the Morgan Stanley Capital International EAFE-Stock Index results. Advantageous choices of markets, securities, and currency hedges largely account for the portfolio's showing.

A major constraint on the performance of the foreign markets in aggregate was the continued weakness in the Japanese market, which accounts for about 40% of the index. In contrast, our own Japanese holdings amounted to less than 15% of the portfolio at any given time, an underweighting that enhanced our performance. Moreover, the markets to which we did make substantial commitments generally did well: Australia, Hong Kong, Malaysia, Germany, Spain, and the United Kingdom. These commitments amounted to about 55% of the portfolio as of October 31, versus index weightings of only about 32%. Although our market weightings generally proved propitious, results would have been further enhanced had we been invested substantially in three particularly robust markets:
Denmark, Finland, and Sweden.

Some of Labor Select International Equity's individual holdings that turned in good gains included GKN, a diversified British industrial company; National Australia Bank, whose cash flow and profits improved markedly; Electrabel SA, a Belgian utility with an attractive yield; Canon Electronics, a diversified Japanese technology company; and Elf Aquitaine, a French energy company that benefited from the recent rise in oil prices and the strong performance of the global energy sector.

The advance of the dollar against most currencies diminished local returns in fiscal 1996. For instance, the dollar's gain versus the mark pared the German stock market's double-digit local return by about five percentage points in dollar terms. When foreign currencies move in unfavorable directions, as was largely the case this year, we seek to manage the portfolio's currency exposure to protect returns. So we maintained a carefully monitored high exposure to the dollar-bloc currencies (the U.S., Australia, and New Zealand dollars, which gained in value) and defensively hedged into dollars our holdings in Europe (whose currencies generally weakened).

With its strong early performance, Labor Select International Equity has created impressive value for shareholders

----------------------------------------------------
Total Return
For the period December 19, 1995-October 31, 1996
----------------------------------------------------
17.97%
----------------------------------------------------


Growth of $10,000: Labor Select International Equity*

                                   Labor Select             Morgan Stanley
                                   International        Capital International
                                     Equity              EAFE -- Stock Index
                                  ---------------       ---------------------
             12/19/95               $10,000                     $10,000
              1/31/96               $10,322                     $10,041
              2/29/96               $10,371                     $10,075
              3/31/96               $10,546                     $10,289
              4/30/96               $10,781                     $10,588
              5/31/96               $10,752                     $10,393
              6/30/96               $10,752                     $10,452
              7/31/96               $10,673                     $10,146
              8/31/96               $10,889                     $10,169
              9/30/96               $11,252                     $10,439
             10/31/96               $11,498                     $10,322

Since the return potential of the foreign markets in aggregate doesn't appear quite as attractive to us as it did earlier, we suspect the key to successful investing over the next 12 months may be discerning stock selection; the winners are likely to be those that offer either good value or improving fundamentals. To be sure, some world-class companies are still selling at below-average prices, and market valuations overseas are somewhat lower than in the U.S.

For our part, we continue to overweight the markets of the United Kingdom, Australia, and New Zealand, as well as the continental European markets of Belgium, France, Germany, the Netherlands, and Spain, where our analysis indicates that select stocks are cheap according to the value criterion that we care about most: prices are low in relation to the issuing companies' likely future dividend-income flows. At the same time, we continue to markedly underweight Japan, where stocks are selling at an average multiple of more than 100, a distortion caused by overvaluation and weak earnings.

Our view of currency valuations remains basically unchanged. We believe most European currencies and the yen are overvalued versus the dollar, so we are defensively hedging our exposure to them back to the dollar and are unhedged in the still-undervalued dollar-bloc currencies.

Portfolio Manager

Clive A. Gillmore

Has managed the portfolio since its inception...joined Delaware in 1990... previously was Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd...14 years of investment experience...graduate of Warwick University, England...based in London.

Labor Select International Equity:
Portfolio Profile
October 31, 1996

Price/earnings ratio  15.7

Annual equity dividend yield at
  market value  3.42%

Annual turnover  7%

Total net assets  $23.2 million

Asset composition (based on total net assets) Common stocks 95.1% Cash equivalents and other assets 4.9%

Geographic composition
  29.0%   United Kingdom
  11.5%   Japan
  11.4%   Australia
   7.5%   Netherlands
   7.1%   France
   6.4%   Germany
   6.4%   Spain
   5.6%   New Zealand
   4.3%   Belgium
   3.1%   Hong Kong
   1.5%   Canada
   1.3%   Singapore/Malaysia
   4.9%   Cash and other

Number of holdings  45

Top 10 holdings
   1.  National Australia Bank (Australia)
   2.  Telecom Corp. of New Zealand (New Zealand)
   3.  Electrabel SA (Belgium)
   4.  GKN plc (U.K.)
   5.  Powergen plc (U.K.)
   6.  Great Universal Stores plc (U.K.)
   7.  Elf Aquitaine (France)
   8.  Canon Electronics (Japan)
   9.  Royal Dutch Petroleum (Netherlands)
  10.  Brambles Industries (Australia)

Global Fixed Income:
Some Caution After A Strong Year

Adroit currency management and selection of markets in the first half. A decline in interest rates that raised bond prices worldwide in the second half. That combination powered The Global Fixed Income Portfolio to a return of 16.40% for fiscal 1996, a return that exceeded the Salomon Brothers World Government Bond Index by more than 11 percentage points.

The stage for the portfolio's outperformance was set as far back as early 1995, when many oversold global bond markets raised yields to attractive levels and many currencies veered to extremes of valuation -- for instance, too high in the case of the Japanese yen, too low for the Italian lira. Since then, markets and currencies have been moving to more rational values.

In local currency terms, the markets in aggregate advanced moderately during the year, due mainly to subpar performance by the three largest markets -- the U.S., Japan, and Germany. The markets that shone most brightly were those of nations that had suffered from investor worries about their inflation outlook or their debt levels -- Italy, Spain, Sweden, Canada, and Australia, all of which we were overweighted in.

Currency moves tended to exaggerate the pattern of local returns, with the dollar up about 3.7% for the fiscal year, as measured by the J. P. Morgan U.S. Dollar Index. Italy benefited enormously from a stronger lira, and its market returned more than 20% in dollar terms, while a rising Australian dollar elevated the Australian market's results almost as dramatically. In contrast, the yen fell 10%, which helped produce a 5% decline in the Japanese market in dollar terms, while the German mark's decline reduced Germany's dollar return to about zero.

The movement of markets and currencies towards fairer value has been a long process that by the end of the fiscal year was substantially completed, in our judgment. During the year, economic growth and inflation worldwide were muffled, with growth in the money supply counterbalanced by restraint in government spending -- in all, a reasonably bond-friendly climate. We think that climate still prevails; we don't foresee any economic recoveries threatening to get out of hand and accelerating inflation significantly.

Even though diverging monetary and fiscal policies have produced stable conditions, we think the tension makes

Active management of securities and currencies has been instrumental to Global Fixed Income's ability to beat the world bond market as a whole

------------------------------------------
    Annualized Total Return
    Periods ending October 31, 1996
------------------------------------------
    One Year          Since Inception
    16.40%            13.38%
------------------------------------------

Growth of $10,000: Global Fixed Income*

                                                       Salomon Brothers
                                                       World Government
                         Global Fixed Index               Bond Index
                         ------------------            ----------------
   11/30/92                  $10,000.00                   $10,000.00
   12/31/92                  $10,110.00                   $10,060.00
    1/31/93                  $10,259.63                   $10,234.04
    2/28/93                  $10,539.72                   $10,435.65
    3/31/93                  $10,749.46                   $10,596.36
    4/30/93                  $10,902.10                   $10,819.94
    5/31/93                  $11,067.81                   $10,928.14
    6/30/93                  $11,098.80                   $10,905.19
    7/31/93                  $11,059.95                   $10,937.91
    8/31/93                  $11,426.04                   $11,264.95
    9/30/93                  $11,541.44                   $11,399.00
   10/31/93                  $11,733.03                   $11,379.62
   11/30/93                  $11,690.79                   $11,297.69
   12/30/93                  $12,047.36                   $11,393.81
    1/30/94                  $12,306.38                   $11,485.57
    2/28/94                  $12,114.40                   $11,410.57
    3/30/94                  $11,927.84                   $11,394.18
    4/30/94                  $11,987.48                   $11,407.28
    5/30/94                  $11,929.94                   $11,307.15
    6/30/94                  $11,630.49                   $11,470.27
    7/30/94                  $11,660.73                   $11,561.65
    8/30/94                  $11,818.15                   $11,521.60
    9/30/94                  $11,829.97                   $11,604.98
   10/30/94                  $11,976.66                   $11,791.03
   11/30/94                  $12,086.85                   $11,629.01
   12/30/94                  $12,196.84                   $11,661.05
    1/30/95                  $12,184.64                   $11,905.72
    2/28/95                  $12,308.93                   $12,210.47
    3/30/95                  $12,358.16                   $12,935.76
    4/30/95                  $12,607.80                   $13,175.35
    5/30/95                  $13,033.94                   $13,546.00
    6/30/95                  $13,058.70                   $13,625.73
    7/30/95                  $13,335.55                   $13,657.76
    8/30/95                  $13,612.93                   $13,188.44
    9/30/95                  $13,853.88                   $13,482.54
   10/30/95                  $14,057.53                   $13,582.31
   11/30/95                  $14,236.06                   $13,735.79
   12/30/95                  $14,509.39                   $13,880.02
    1/30/96                  $14,770.56                   $13,709.30
    2/29/96                  $14,646.49                   $13,639.38
    3/30/96                  $14,702.15                   $13,620.45
    4/30/96                  $14,896.21                   $13,565.96
    5/30/96                  $14,909.62                   $13,568.68
    6/30/96                  $15,104.94                   $13,675.87
    7/30/96                  $15,342.08                   $13,938.45
    8/30/96                  $15,552.27                   $13,992.81
    9/30/96                  $15,860.21                   $14,050.18
   10/30/96                  $16,366.15                   $14,312.92

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes.
The Salomon Brothers World Government Bond Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

for a kind of unreliable stability that dictates a somewhat defensive strategy for Global Fixed Income in 1997. Foreign-bond yields in aggregate have declined to levels approaching their 1994 lows, and their prospective real yields have also diminished. As a result, the return potential of global bond markets is less promising than it was 12 months ago, in our judgment. In response to our concern that the markets may relinquish some of their recent gains in 1997, we shortened the portfolio's average duration to a point slightly below the index.

We continue to believe the best opportunities reside in these markets:
Australia, Canada, New Zealand, and the United Kingdom; they offer good after-inflation return potential and a superior track record of debt stability. Japan still presents poor relative value, in our judgment, and we have no investments there.

Since our purchasing-power parity analysis of currencies continues to indicate that the dollars of the U.S., Australia, and New Zealand are undervalued, we are maintaining exposure to them. We are hedging most European currencies, which we believe still possess a degree of overvaluation, to protect against anticipated declines versus the dollar.

Potfolio Manger

Ian G. Sims

                        (Photo of Ian G. Sims goes here)

Has managed the portfolio since its inception...joined Delaware in 1990...formerly was a senior fixed-income and currency manager at Hill Samuel Investment Advisers Ltd...graduate of the University of Leicester and holds postgraduate degree in statistics from the University of Newcastle-Upon-Tyne in the United Kingdom...based in London.

Global Fixed Income:
Portfolio Profile

October 31, 1996

Average yield to maturity  6.70%

Effective duration  5.1 years

Average credit quality  AA1

Annual turnover  63%

Total net assets  $252.1 million

Asset composition (based on total net assets) Government bonds 61.7% Corporate bonds 32.6% Cash equivalents and other assets 5.7%

Geographic composition
  15.1%   New Zealand
  11.9%   Canada
  10.9%   Denmark
  10.3%   United Kingdom
   9.6%   Germany
   9.6%   United States
   8.5%   Spain
   8.1%   Australia
   4.1%   Sweden
   2.5%   Italy
   2.1%   Austria
   1.7%   Netherlands
   5.7%   Cash and other

Number of holdings  63

Top 10 holdings
  1. U.S. Treasury Notes, 7.875%, 11/15/04
  2. Kingdom of Denmark, 8.00%, 03/15/06
  3. Government of New Zealand, 8.00%, 11/15/06
  4. Government of New Zealand, 8.00%, 02/15/01
  5. Government of New Zealand, 8.00%, 04/15/04
  6. Spanish Government, 10.50%, 10/30/03
  7. U.S. Treasury Notes, 7.50%, 11/15/01
  8. Government of Canada, 9.00%, 12/01/04
  9. Government of New Zealand, 6.50%, 02/15/00
 10. Badenwurt L-Finance NV, 6.625%, 08/20/03

Delaware Pooled Trust, Inc.: The Defensive Equity Portfolio Statement of Net Assets
October 31, 1996
                                      Number          Market
                                   of Shares           Value
---------------------------------------------------------------
COMMON STOCK: 94.85%
---------------------------------------------------------------
Aerospace and Defense: 2.53%
---------------------------------------------------------------
AMP                                   25,100    $     850,263
General Dynamics                      12,400          850,950
                                                    ---------
                                                    1,701,213
                                                    ---------
---------------------------------------------------------------
Automobiles and Auto Parts: 3.99%
---------------------------------------------------------------
Chrysler                              25,200           847,350
Ford Motor                            28,900           903,125
General Motors                        17,200           926,650
                                                     ---------
                                                     2,677,125
                                                     ---------
---------------------------------------------------------------
Banking, Finance, and Insurance: 20.79%
---------------------------------------------------------------
AmSouth Bancorporation                22,000         1,020,250
American General                      17,200           640,700
AON                                   18,500         1,068,375
Bank of Boston                        20,600         1,318,400
Chase Manhattan                       11,300           968,975
CIGNA                                  9,600         1,252,800
Crestar Financial                     14,800           910,200
First Chicago NBD                     22,253         1,134,903
First Union                           11,200           814,800
ITT Hartford Group                    17,700         1,115,100
Mercantile Bancorp                    16,300           808,888
Signet Banking                         1,200            34,800
St. Paul                              20,800         1,131,000
Summit Bancorp                        29,600         1,209,900
U.S. Bancorp                          13,500           539,156
                                                    ----------
                                                    13,968,247
                                                    ----------
---------------------------------------------------------------
Cable, Media, and Publishing: 1.63%
---------------------------------------------------------------
McGraw-Hill                           23,400         1,096,875
                                                    ----------
                                                     1,096,875
                                                    ----------
---------------------------------------------------------------
Chemicals: 5.00%
---------------------------------------------------------------
DuPont (E.I.) deNemours               19,539         1,812,242
Imperial Chemical ADR                 17,700           898,275
Rhone-Poulenc SA ADR                   7,000           208,250
Witco                                 14,200           440,200
                                                     ---------
                                                     3,358,967
                                                     ---------
---------------------------------------------------------------
Consumer Products: 1.05%
---------------------------------------------------------------
Maytag                                35,400           703,575
                                                       -------
                                                       703,575
                                                       -------

                                      Number          Market
                                   of Shares           Value
---------------------------------------------------------------
Electronics and Electrical: 3.83%
---------------------------------------------------------------
Eaton                                 12,700       $   758,825
Thomas & Betts                        23,400           991,575
Xerox                                 17,800           825,475
                                                     ---------
                                                     2,575,875
                                                     ---------
---------------------------------------------------------------
Energy: 10.65%
---------------------------------------------------------------
British Petroleum ADR                  9,274         1,192,868
Mobil                                 12,700         1,482,725
Occidental Petroleum                  42,500         1,041,250
Phillips Petroleum                    28,600         1,172,600
Texaco                                14,200         1,443,075
Williams                              15,700           820,324
                                                     ---------
                                                     7,152,842
                                                     ---------
---------------------------------------------------------------
Food, Beverage, and Tobacco: 5.65%
---------------------------------------------------------------
Anheuser-Busch Companies                 900            34,650
General Mills                         19,000         1,085,375
Heinz (H.J.)                          30,350         1,077,425
Philip Morris                          9,600           889,200
RJR Nabisco Holdings                  24,440           705,705
                                                     ---------
                                                     3,792,355
                                                     ---------
---------------------------------------------------------------
Health Care and Pharmaceuticals: 14.74%
---------------------------------------------------------------
American Home Products                14,574           892,658
Baxter International                  18,900           786,712
Bristol-Myers Squibb                  14,500         1,533,375
Glaxo Wellcome plc ADR                42,100         1,326,150
Pharmacia & Upjohn                    36,100         1,299,600
SmithKline Beecham                    28,600         1,791,075
Tambrands                              5,800           247,225
Warner-Lambert                        25,600         1,628,800
Zeneca Group plc ADR                   4,900           399,350
                                                     ---------
                                                     9,904,945
                                                     ---------
---------------------------------------------------------------
Metals and Mining: 1.99%
---------------------------------------------------------------
Freeport-McMoRan Copper &
    Gold Class B                      36,700         1,114,763
Reynolds Metals                        4,000           225,000
                                                     ---------
                                                     1,339,763
                                                     ---------
---------------------------------------------------------------
Packaging and Containers: 2.25%
---------------------------------------------------------------
Minnesota Mining
    & Manufacturing                   19,712         1,510,432
                                                     ---------
                                                     1,510,432
                                                     ---------

                                      Number          Market
                                   of Shares           Value
---------------------------------------------------------------
Paper and Forest Products: 5.03%
---------------------------------------------------------------
Georgia-Pacific                       12,700     $     952,500
Temple-Inland                          7,800           399,750
Union Camp                            26,000         1,267,500
Weyerhaeuser                          16,600           761,525
                                                     ---------
                                                     3,381,275
                                                     ---------
---------------------------------------------------------------
Retail: 2.26%
---------------------------------------------------------------
May Department Stores                 14,400           682,200
Penney (J.C.)                         15,900           834,750
                                                     ---------
                                                     1,516,950
                                                     ---------
---------------------------------------------------------------
Telecommunications: 7.86%
---------------------------------------------------------------
ALLTEL                                24,182           737,551
BCE                                   28,500         1,311,000
BellSouth                             30,400         1,238,800
Frontier                              45,000         1,305,000
Royal PTT Nederland ADR               19,100           689,988
                                                     ---------
                                                     5,282,339
                                                     ---------
---------------------------------------------------------------
Transportation and Shipping: 2.97%
---------------------------------------------------------------
Conrail                               11,600         1,103,450
Union Pacific                         15,900           892,388
                                                     ---------
                                                     1,995,838
                                                     ---------
---------------------------------------------------------------
Utilities: 0.92%
---------------------------------------------------------------
AT&T                                  17,700           617,287
                                                     ---------
                                                       617,287
                                                     ---------
---------------------------------------------------------------
Miscellaneous: 1.71%
---------------------------------------------------------------
Pitney Bowes                          20,500         1,145,437
                                                     ---------
                                                     1,145,437
                                                     ---------
---------------------------------------------------------------
Total Common Stock
(cost $54,447,586)                                  63,721,340
---------------------------------------------------------------

                                    Principal         Market
                                     Amount            Value
---------------------------------------------------------------
REPURCHASE AGREEMENTS: 3.59%
---------------------------------------------------------------
With Chase Manhattan 5.50% 11/1/96
   (dated 10/31/96, collateralized by
   $1,121,000 U.S. Treasury Notes
   7.75% due 12/31/99, market value
    $1,207,130)                    $1,183,000       $1,183,000

With Prudential Securities 5.50% 11/1/96
   (dated 10/31/96, collateralized by
    $1,217,000 U.S. Treasury Notes
    6.125% due 5/31/97, market value
    $1,252,311)                     1,227,000        1,227,000
---------------------------------------------------------------
Total Repurchase Agreements
(cost $2,410,000)                                    2,410,000
---------------------------------------------------------------
---------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 98.44%
(cost $56,857,586)                                 $66,131,340
---------------------------------------------------------------
---------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 1.56%                        1,047,544
---------------------------------------------------------------
---------------------------------------------------------------
NET ASSETS APPLICABLE TO
    4,080,805 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT
    TO $16.46 PER SHARE: 100.00%                   $67,178,884
---------------------------------------------------------------
---------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31,1996:
---------------------------------------------------------------
Common stock, $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio             $50,527,487
Accumulated undistributed income:
    Net investment income                              996,335
    Net realized gain on investments                 6,381,306
    Net unrealized appreciation
       of investments                                9,273,756
---------------------------------------------------------------
Total Net Assets                                   $67,178,884
---------------------------------------------------------------
See accompanying notes

Delaware Pooled Trust, Inc.: The Aggressive Growth Portfolio Statement of Net Assets
October 31, 1996
                                      Number         Market
                                   of Shares          Value
---------------------------------------------------------------
COMMON STOCK: 93.02%
---------------------------------------------------------------
Banking, Finance, and Insurance: 9.30%
---------------------------------------------------------------
Aames Financial                        9,050       $   403,856
Advanta Class B                        4,700           220,313
AMBAC                                  2,100           131,250
Blanch (E.W.) Holdings                11,400           235,125
CMAC Investment                        5,800           400,925
MBIA                                   4,600           407,675
The Money Store                       12,600           327,600
*Oxford Health Plans                   4,200           191,363
SEI                                    3,200            64,400
United Healthcare                      5,100           193,163
*WFS Financial                         3,680            76,820
                                                     ---------
                                                     2,652,490
                                                     ---------
---------------------------------------------------------------
Cable, Media, and Publishing: 1.68%
---------------------------------------------------------------
*International Family
    Entertainment Class B             14,575           260,528
Reynolds & Reynolds Class A            8,300           218,913
                                                     ---------
                                                       479,441
                                                     ---------
---------------------------------------------------------------
Computers and Technology: 18.84%
---------------------------------------------------------------
*3Com                                  4,300           291,049
*Affiliated Computer Services A       10,700           580,475
*Bisys Group                          15,900           593,269
*BMC Software                          6,000           497,250
*Cascade Communications                4,800           348,900
Dallas Semiconductor                   7,500           150,000
*Documentum                            2,600            95,875
*DST Systems                           2,800            86,100
First Data                             6,984           556,974
*HCIA                                 10,400           291,200
*Informix                              5,900           130,906
*Ingram Micro A                        3,800            68,400
*Netscape Communications                 600            26,625
*Pure Atria                           14,000           380,625
*Rational Software Corporation         6,400           244,400
Shared Medical Systems                 3,200           154,000
*Sterling Commerce                     6,474           182,081
*Sterling Software                     3,500           113,750
*StorMedia Class A                    13,900           159,850
*Tech Data                             9,400           241,463
*Wind River Systems                    4,300           181,138
                                                     ---------
                                                     5,374,330
                                                     ---------

                                      Number          Market
                                   of Shares           Value
---------------------------------------------------------------
Consumer Products: 1.36%
---------------------------------------------------------------
Callaway Golf                         10,900       $   333,813
*Oakley                                3,700            55,038
                                                    ----------
                                                       388,851
                                                    ----------

---------------------------------------------------------------
Electronics and Electrical: 4.14%
---------------------------------------------------------------
*Gartner Group Class A                11,000           341,000
*LSI Logic                             5,500           145,750
*Microchip Technology                  5,900           213,138
*Newbridge Networks                    4,900           154,963
*Premisys Communications               4,000           199,500
*Symbol Technologies                   1,600            71,800
*Xilinx                                1,700            55,569
                                                     ---------
                                                     1,181,720
                                                     ---------
---------------------------------------------------------------
Energy: 0.23%
---------------------------------------------------------------
*Petroleum Geo-Services
    A/S ADR                            1,900            64,719
                                                     ---------
                                                        64,719
                                                     ---------
---------------------------------------------------------------
Environmental Services: 4.39%
---------------------------------------------------------------
*Philip Environmental                 26,400           273,900
*United Waste Systems                 11,200           383,600
*USA Waste Services                   18,570           594,240
                                                     ---------
                                                     1,251,740
                                                     ---------
---------------------------------------------------------------
Food, Beverage, and Tobacco: 2.78%
---------------------------------------------------------------
*Boston Chicken                        8,200           297,763
*Foodmaker                            24,800           241,800
*Landry's Seafood Restaurants          7,600           152,950
*Performance Food Group                6,550            99,478
                                                     ---------
                                                       791,991
                                                     ---------
---------------------------------------------------------------
Health Care and Pharmaceuticals: 18.19%
---------------------------------------------------------------
*Access Health                         4,150           135,913
*Apria Healthcare Group               11,700           223,763
*ClinTrials                            4,800           179,100
Dentsply International                 6,100           257,344
*Dura Pharmaceuticals                  9,800           339,325
*Genetics Institute                    2,100           137,550
HBO                                    6,688           402,952
*HealthSouth                          17,900           671,250
*Health Management Associates
    Class A                           30,538           671,825
*Interim Services                      6,700           268,000
*MedPartners                          14,400           304,200
*NBTY                                 12,200           189,100
Olsten                                10,106           202,120

                                      Number          Market
                                   of Shares           Value
---------------------------------------------------------------
*Orthodontic Centers of America       12,800        $  182,400
*Phycor                                4,500           138,656
*Physician Reliance Network            8,000            46,750
*Quorum Health Group                  11,000           295,625
*Value Health                          5,664            98,412
*Vitalink Pharmacy                     5,800           133,400
*Vivra                                 9,750           310,781
                                                     ---------
                                                     5,188,466
                                                     ---------
---------------------------------------------------------------
Leisure, Lodging, and Entertainment: 8.14%
---------------------------------------------------------------
*Circus Circus Enterprises             3,450           119,025
*HFS                                  12,000           879,000
*Interstate Hotels                     5,800           156,600
La Quinta Inns                         9,000           180,000
*Lone Star Steakhouse/Saloon          12,900           329,756
*Mirage Resorts                       15,700           345,400
*Prime Hospitality                     8,300           126,575
*Sabre Group Holdings                  3,300           100,650
*Station Casinos                       7,700            85,663
                                                     ---------
                                                     2,322,669
                                                     ---------
---------------------------------------------------------------
Retail: 9.32%
---------------------------------------------------------------
*CompUSA                               3,800           175,750
*General Nutrition                    23,100           424,463
Home Depot                             4,000           219,000
*Kohl's                                9,500           342,000
*Micro Warehouse                       7,000           161,875
*Saks Holdings                         8,400           294,000
St. John Knits                         4,200           192,150
*Stage Stores                          4,800            89,400
*Staples                              21,113           395,859
Talbots                                6,000           171,000
*United Auto Group                       400            13,750
*Value City Department Stores         14,100           179,775
                                                     ---------
                                                     2,659,022
                                                     ---------
---------------------------------------------------------------
Telecommunications: 1.52%
---------------------------------------------------------------
*Octel Communications                  2,600            41,438
*Tellabs                               4,600           391,575
                                                     ---------
                                                       433,013
                                                     ---------
---------------------------------------------------------------
Textile, Apparel, and Furniture: 5.45%
---------------------------------------------------------------
*Designer Holdings Ltd.                5,800           110,925
Gucci Group N.V.                       8,500           586,500
*Nine West Group                       5,300           264,338
*Tommy Hilfiger                        9,600           499,200
Warnaco Group Class A                  3,800            94,525
                                                     ---------
                                                     1,555,488
                                                     ---------
---------------------------------------------------------------
Transportation and Shipping: 1.07%
---------------------------------------------------------------
*Illinois Central                      9,450           305,944
                                                     ---------
                                                       305,944
                                                     ---------

                                      Number          Market
                                   of Shares           Value
---------------------------------------------------------------
Utilities: 2.24%
---------------------------------------------------------------
*AES                                  14,548     $     638,293
                                                     ---------
                                                       638,293
                                                     ---------
---------------------------------------------------------------
Miscellaneous: 4.37%
---------------------------------------------------------------
*ADT Limited                          24,200           477,950
*CUC International                    21,300           521,850
*Personnel Group of America            6,600           182,325
*Prime Service                         2,700            63,450
                                                     ---------
                                                     1,245,575
                                                     ---------
---------------------------------------------------------------
Total Common Stock
(cost $20,695,981)                                  26,533,752
---------------------------------------------------------------
---------------------------------------------------------------
WARRANTS: 0.00%
*AES Warrants                             16               308
                                                     ---------
                                                           308
                                                     ---------
---------------------------------------------------------------
Total Warrants (cost $0 )                                  308
---------------------------------------------------------------

                                   Principal
                                      Amount
---------------------------------------------------------------
REPURCHASE AGREEMENTS: 6.87%
---------------------------------------------------------------
With Chase Manhattan
    5.50% 11/1/96 (dated
    10/31/96, collateralized
    by $614,000 U.S.
    Treasury Notes 5.50%
    due 11/15/98, market
    value $626,353)                 $614,000           614,000
With Prudential Securities
    5.50% 11/1/96 (dated
    10/31/96, collateralized
    by $667,000 U.S.
    Treasury Notes 6.125%
    due 5/31/97, market
    value $686,980)                  673,000           673,000
With PaineWebber
    5.52% 11/1/96 (dated
    10/31/96, collateralized
    by $686,000 U.S.
    Treasury Notes 5.875%
    due 10/31/98, market
    value $687,293)                  673,000           673,000
---------------------------------------------------------------
Total Repurchase Agreements
(cost $1,960,000)                                    1,960,000
---------------------------------------------------------------

---------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.89%
(cost $22,655,981)                                 $28,494,060
---------------------------------------------------------------
---------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
NET OF LIABILITIES: 0.11%                               31,484
---------------------------------------------------------------
---------------------------------------------------------------
NET ASSETS APPLICABLE TO
    1,958,038 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT
    TO $14.57 PER SHARE: 100%                      $28,525,544
---------------------------------------------------------------
---------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1996:
---------------------------------------------------------------
Common stock $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portofolio            $18,231,407
Accumulated undistributed income:
    Net investment loss                                (49,357)
    Net realized gain on investments                 4,505,415
    Net unrealized appreciation of
      investments                                    5,838,079
---------------------------------------------------------------
Total Net Assets                                   $28,525,544
---------------------------------------------------------------
* Non-income producing security for the year ended October 31, 1996.

See accompanying notes

Delaware Pooled Trust, Inc.:
The Real Estate Investment Trust Portfolio
Statement of Net Assets
October 31, 1996

                                      Number          Market
                                   of Shares           Value
---------------------------------------------------------------
COMMON STOCK: 98.13%
---------------------------------------------------------------
Health Care REITs: 8.81%
---------------------------------------------------------------
American Health Properties            24,000       $   516,000
Health Care Property Investors        29,300         1,029,163
Nationwide Health Properties          35,000           787,500
                                                     ---------
                                                     2,332,663
                                                     ---------
---------------------------------------------------------------
Hotels/Diversified REITs: 14.54%
---------------------------------------------------------------
Colonial Properties Trust             32,500           861,250
Felcor Suite Hotels                   25,000           818,750
Glenborough Realty Trust              38,500           539,000
Patriot American Hospitality          31,000         1,088,875
Starwood Lodging Trust                12,000           540,000
                                                     ---------
                                                     3,847,875
                                                     ---------
---------------------------------------------------------------
Mall REITs: 3.85%
---------------------------------------------------------------
Simon DeBartolo Group                 38,600         1,018,075
                                                     ---------
                                                     1,018,075
                                                     ---------
---------------------------------------------------------------
Manufactured Housing REITs: 6.19%
---------------------------------------------------------------
ROC Communities                       32,000           780,000
Sun Communities                       30,000           858,750
                                                     ---------
                                                     1,638,750
                                                     ---------
---------------------------------------------------------------
Multifamily REITs: 14.17%
---------------------------------------------------------------
Ambassador Apartments                 40,000           810,000
Camden Property Trust                 28,000           763,000
Equity Residential Properties         23,300           856,275
Security Capital Pacific Trust        43,500           978,750
Summit Property                       17,500           343,438
                                                     ---------
                                                     3,751,463
                                                     ---------
---------------------------------------------------------------
Office/Industrial REITs: 28.01%
---------------------------------------------------------------
*Arden Realty Group                   35,000           791,875
Cali Realty                           41,000         1,101,875
CarrAmerica Realty                    27,000           678,375
Crescent Real Estate                  20,000           835,000
Duke Realty Investments               24,000           828,000
First Industrial Realty               32,000           828,000
Parkway (Private Placement)           29,500           593,785
*Prentiss PropertiesTrust             42,000           866,250
Reckson Associates Realty             25,000           890,625
                                                     ---------
                                                     7,413,785
                                                     ---------

                                      Number          Market
                                   of Shares           Value
---------------------------------------------------------------
Retail Strip Center REITs: 14.76%
---------------------------------------------------------------
Alexander Haagen Properties           30,000     $     442,500
Developers Diversified Realty         24,500           823,813
Excel Realty Trust                    28,800           630,000
JDN Realty                            25,500           637,500
Kimco Realty                          25,200           727,650
Vornado Realty Trust                  15,000           645,000
                                                     ---------
                                                     3,906,463
                                                     ---------
---------------------------------------------------------------
Self-Storage REITs: 7.80%
---------------------------------------------------------------
Sovran Self Storage                   26,000           698,750
Storage Trust Realty                  35,000           809,375
Storage USA                           16,000           556,000
                                                     ---------
                                                     2,064,125
                                                     ---------
---------------------------------------------------------------
Total Common Stock
(cost $23,709,684)                                  25,973,199
---------------------------------------------------------------
                                   Principal
                                      Amount
---------------------------------------------------------------
REPURCHASE AGREEMENTS: 1.82%
---------------------------------------------------------------
With Chase Manhattan
    5.50% 11/1/96 (dated
    10/31/96, collateralized
    by $151,000 U.S.
    Treasury Notes 5.50%
    due 11/15/98, market
    value $154,029)                 $150,000           150,000
With Prudential Securities
    5.50% 11/1/96 (dated
    10/31/96, collateralized
    by $164,000 U.S.
    Treasury Notes 6.125%
    due 5/31/97, market
    value $168,938)                  166,000           166,000
With PaineWebber
    5.52% 11/1/96 (dated
    10/31/96, collateralized
    by $169,000 U.S.
    Treasury Notes 5.875%
    due 10/31/98, market
    value $169,021)                  166,000           166,000
---------------------------------------------------------------
Total Repurchase Agreements
(cost $482,000)                                        482,000
---------------------------------------------------------------

---------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.95%
(cost $24,191,684)                                 $26,455,199
---------------------------------------------------------------
---------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 0.05%                           12,439
---------------------------------------------------------------
---------------------------------------------------------------
NET ASSETS APPLICABLE TO
    2,119,032 SHARES ($0.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $12.49 PER SHARE: 100.00%                      $26,467,638
---------------------------------------------------------------
---------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1996
---------------------------------------------------------------
Common Stock $0.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio             $21,379,740
Accumulated undistributed income:
    Net investment income                            1,168,630
    Net realized gain on investments                 1,655,753
    Net unrealized appreciation
          of investments                             2,263,515
---------------------------------------------------------------
Total Net Assets                                   $26,467,638
---------------------------------------------------------------
REIT: Real Estate Investment Trust

*Non-income producing security for the period ended October 31, 1996.

See accompanying notes

Delaware Pooled Trust, Inc.: The Fixed Income Portfolio
Statement of Net Assets
October 31, 1996

                                     Principal           Market
                                      Amount             Value
---------------------------------------------------------------
CORPORATE BONDS: 25.05%
---------------------------------------------------------------
Ahmanson (H.F.),
6.35%, 09/01/98                     $100,000       $   100,500
BanPonce,
6.75%, 12/15/05                      100,000            97,625
Chrysler Financial,
6.35%, 03/15/99                      150,000           150,750
CNA Financial,
6.25%, 11/15/03                      150,000           145,875
Credit Foncier de France,
8.00%, 01/14/02                       85,000            89,675
Ford Motor Credit,
7.00%, 09/25/01                      300,000           306,750
General Motors Acceptance
Corporation,
8.50%, 01/01/03                      100,000           108,875
Greyhound Financial Medium-
Term Note,
8.79%, 11/15/01                      100,000           109,250
Key Bank of Washington,
7.125%, 08/15/06                     205,000           207,306
Kohl's,
6.70%, 02/01/06                      100,000            97,125
Lehman Brothers Holdings,
6.84%, 09/25/98                      150,000           151,500
MEPC Finance,
7.50%, 05/01/03                       95,000            98,206
Morgan (J.P.),
6.25%, 12/15/05                      125,000           120,469
News America Holdings,
9.125%, 10/15/99                      80,000            85,800
Norwest,
6.125%, 10/15/00                     150,000           149,063
Travelers/Aetna Property
& Casualty,
6.75%, 04/15/01                      360,000           364,050
U.S. Bancorp,
8.125%, 05/15/02                     125,000           134,375
Wal-Mart Stores,
5.875%, 10/15/05                     125,000           117,656
---------------------------------------------------------------
Total Corporate Bonds
(cost $2,589,513)                                    2,634,850
---------------------------------------------------------------

                                   Principal            Market
                                      Amount             Value
---------------------------------------------------------------
ASSET-BACKED SECURITIES: 13.32%
---------------------------------------------------------------
Advanta Series 93-1A2,
5.95%, 05/25/09                    $  82,475      $     79,275
American Finance Home
Equity Series 92-5 A,
7.20%, 02/15/08                       79,697            80,391
Case Equipment Loan
Trust Series 95-B A3,
6.15%, 09/15/02                      100,000           100,480
FirstBank Auto Receivables
Grantor Trust Series 95-B A,
6.40%, 07/17/00                       81,794            82,190
Ford Credit Auto Loan
Master Trust Series 95-1A,
6.50%, 08/15/02                      100,000           100,610
IMC Home Equity Loan
Trust Series 95-3A2,
6.50%, 11/25/10                      140,000           139,844
NationsCredit Grantor Trust
Series 96-1A,
5.85%, 09/15/11                      258,469           254,695
Neiman Marcus Group
Credit Card Master Trust
Series 95-1 A,
7.60%, 06/15/03                      150,000           156,150
Nomura Asset Securities
Series 95-2 2A2,
6.25%, 01/25/26                      180,424           179,973
UCFC Home Equity Loan
Series 96-B1 A3,
7.30%, 04/15/14                      125,000           127,138
World Omni Automobile
Lease Securitization Trust
Series 95-A,
6.05%, 11/25/01                      100,000           100,254
---------------------------------------------------------------
Total Asset-Backed Securites
(cost $1,392,579)                                    1,401,000
---------------------------------------------------------------

                                   Principal            Market
                                      Amount             Value
---------------------------------------------------------------
COLLATERALIZED MORTGAGE
    OBLIGATIONS: 11.60%
---------------------------------------------------------------
Asset Securitization Corporation
Series 96-D2 A1,
6.92%, 02/14/29                     $197,827       $   197,611
Series 95-MD4 A1,
7.10%, 08/13/29                      197,423           199,582
Series 96-D3 A1,
7.21%, 10/13/26                      130,000           133,067
Nomura Asset Securities
Series 95-MD3,
8.17%, 03/04/20                      187,278           197,402
Residential Accredit Loans
Series 96-QS2 A3,
7.05%, 03/25/19                      150,000           150,609
Series 96-QS3 AI3,
7.29%, 06/25/26                       70,000            70,711
Series 96-QS2 A6,
7.45%, 04/25/23                      135,000           135,422
Residential Asset Securitization
Trust Series 96-A4 A5,
7.50%, 09/25/26                      135,000           135,844
---------------------------------------------------------------
Total Collateralized Mortgage Obligations
(cost $1,202,948)                                    1,220,248
---------------------------------------------------------------
---------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: 21.01%
---------------------------------------------------------------
Federal Home Loan
Mortgage Corporation-Gold,
6.00%, 03/01/11                      189,899           183,312
Federal Home Loan
Mortgage Corporation-Gold,
6.00%, 04/01/11                      291,847           281,724
Federal Home Loan
Mortgage Corporation-Gold,
7.00%, 04/01/26                      443,928           437,131
Federal National
Mortgage Association,
6.50%, 04/01/11                      203,024           199,789
Federal National
Mortgage Association,
7.00%, 02/01/24                      302,551           298,202
Federal National
Mortgage Association-Gold,
7.00%, 05/01/24                      136,056           134,398
Government National
Mortgage Association,
9.00%, 02/15/17                      369,413           395,041
Government National
Mortgage Association,
9.50%, 09/15/19                      258,424           280,551
---------------------------------------------------------------
Total Mortgage-Backed Securities
(cost $2,184,126)                                    2,210,148
---------------------------------------------------------------

                                   Principal            Market
                                      Amount             Value
---------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 24.68%
---------------------------------------------------------------
U.S. Treasury Notes,
5.875%, 04/30/98                 $   515,000     $     516,782
U.S. Treasury Notes,
5.875%, 06/30/00                   1,090,000         1,086,174
U.S. Treasury Notes,
6.375%, 06/30/97                     835,000           840,319
U.S. Treasury Notes,
6.375%, 01/15/00                     150,000           152,035
---------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $2,572,291)                                    2,595,310
---------------------------------------------------------------
---------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 95.66%
(cost $9,941,457)                                  $10,061,556
---------------------------------------------------------------
---------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 4.34%                          456,009
---------------------------------------------------------------
---------------------------------------------------------------
NET ASSETS APPLICABLE TO
    1,051,177 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $10.01 PER SHARE: 100.00%                      $10,517,565
---------------------------------------------------------------
---------------------------------------------------------------
COMPONENTS OF NET ASSETS
AT OCTOBER 31, 1996:
---------------------------------------------------------------
Common stock, $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio             $10,437,850
Accumulated undistributed income:
    Net realized loss on investments                   (40,384)
    Net unrealized appreciation of investments         120,099
---------------------------------------------------------------
Total Net Assets                                   $10,517,565
---------------------------------------------------------------
See accompanying notes

Delaware Pooled Trust, Inc.:
The International Equity Portfolio
Statement of Net Assets
October 31, 1996

                                      Number            Market
                                   of Shares             Value
---------------------------------------------------------------
COMMON STOCK: 97.01%
---------------------------------------------------------------
Australia: 11.31%
---------------------------------------------------------------
Amcor                              1,050,000      $  6,516,863
Brambles Industries                  311,000         5,145,646
CSR Limited                        2,394,003         8,035,701
National Australia Bank              959,929        10,525,000
Pacific Dunlop                     1,668,904         3,699,326
                                                    ----------
                                                    33,922,536
                                                    ----------
---------------------------------------------------------------
Belgium: 3.50%
---------------------------------------------------------------
Electrabel                            38,405         8,890,132
G.I.B. Holdings                       37,944         1,596,544
                                                    ----------
                                                    10,486,676
                                                    ----------
---------------------------------------------------------------
Canada: 1.23%
---------------------------------------------------------------
BC Telecom                           173,000         3,682,638
                                                    ----------
                                                     3,682,638
                                                    ----------
---------------------------------------------------------------
France: 7.91%
---------------------------------------------------------------
Alcatel Alsthom                       72,199         6,141,539
Campagnie de Saint Gobain             52,176         7,023,917
Elf Aquitaine                         97,752         7,796,435
Societe Television Francaise          26,200         2,780,736
                                                    ----------
                                                    23,742,627
                                                    ----------
---------------------------------------------------------------
Germany: 5.83%
---------------------------------------------------------------
Bayer                                122,000         4,596,647
Continental                          288,550         5,036,772
Siemens                              152,500         7,866,334
                                                    ----------
                                                    17,499,753
                                                    ----------

---------------------------------------------------------------
Hong Kong: 3.09%
---------------------------------------------------------------
Hong Kong Electric
    Holdings                       1,305,000         4,177,121
Wharf Holdings                     1,231,000         5,078,554
                                                    ----------
                                                     9,255,675
                                                    ----------
---------------------------------------------------------------
Indonesia: 1.61%
---------------------------------------------------------------
PT Bank Dagang Nasional            3,816,875         2,703,727
PT Semen Gresik                      740,000         2,128,519
                                                    ----------
                                                     4,832,246
                                                    ----------

                                      Number            Market
                                   of Shares             Value
---------------------------------------------------------------
Japan: 12.55%
---------------------------------------------------------------
Amano                                348,000      $  4,151,579
Canon Electronics                    332,000         6,348,772
Chiyoda Fire and Marine
    Insurance                        510,000         2,626,053
Eisai                                359,500         6,433,158
Hitachi                              914,000         8,097,719
Kinki Coca-Cola Bottling              75,000           980,263
Matsushita Electric                  522,000         8,333,684
Sanoh Industrial                      90,000           671,053
                                                    ----------
                                                    37,642,281
                                                    ----------
---------------------------------------------------------------
Malaysia: 0.99%
---------------------------------------------------------------
Sime Darby Berhad                    840,000         2,975,069
                                                    ----------
                                                     2,975,069
                                                    ----------
---------------------------------------------------------------
Netherlands: 7.07%
---------------------------------------------------------------
Elsevier                             475,000         7,873,160
Koninklijke Van Ommeren              123,000         5,096,835
Royal Dutch Petroleum                 49,975         8,230,520
                                                    ----------
                                                    21,200,515
                                                    ----------
---------------------------------------------------------------
New Zealand: 4.46%
---------------------------------------------------------------
Carter Holt Harvey                 2,231,400         5,017,832
Telecom Corp. of
    New Zealand                    1,610,000         8,368,059
                                                    ----------
                                                    13,385,891
                                                    ----------
---------------------------------------------------------------
Philippines: 1.34%
---------------------------------------------------------------
Philippine Long Distance
    Telephone Company ADR             67,200         4,015,200
                                                    ----------
                                                     4,015,200
                                                    ----------
---------------------------------------------------------------
Singapore: 0.85%
---------------------------------------------------------------
Jardine Matheson Holdings
    Limited                          452,278         2,555,371
                                                    ----------
                                                     2,555,371
                                                    ----------
---------------------------------------------------------------
Spain: 6.39%
---------------------------------------------------------------
Acerinox S.A.                         22,822         2,735,422
Banco Central
    Hispanoamericano S.A.            175,827         4,104,696
Iberdrola S.A.                       517,000         5,487,935
Telefonica de Espana                 340,350         6,825,663
                                                    ----------
                                                    19,153,716
                                                    ----------

                                      Number            Market
                                   of Shares             Value
---------------------------------------------------------------
Sweden: 0.03%
---------------------------------------------------------------
Sparbanken Sverige AB,
    A Shares                           5,553        $   87,684
                                                    ----------
                                                        87,684
                                                    ----------
---------------------------------------------------------------
United Kingdom: 28.85%
---------------------------------------------------------------
Bass                                 693,000         8,884,787
Blue Circle Industries             1,253,000         8,123,944
Boots                                863,100         8,762,605
British Airways                      890,000         8,022,086
British Gas                          961,300         2,995,127
Cable & Wireless                   1,286,240        10,233,364
GKN                                  235,750         4,430,179
Glaxo Wellcome                       347,711         5,459,254
Great Universal Stores               892,300         8,884,845
Powergen                           1,324,000        10,986,155
RTZ                                  611,000         9,767,003
                                                    ----------
                                                    86,549,349
                                                    ----------
---------------------------------------------------------------
Total Common Stock
(cost $260,154,670)                                290,987,227
---------------------------------------------------------------

                                   Principal
                                      Amount
---------------------------------------------------------------
REPURCHASE AGREEMENTS: 1.73%
---------------------------------------------------------------
With Chase Manhattan
    5.50% 11/1/96 (dated
    10/31/96, collateralized
    by $1,629,000 U.S.
    Treasury Notes 5.50%
    due 11/15/98, market
    value $1,660,281)             $1,626,000         1,626,000
With Prudential Securities
    5.50% 11/1/96 (dated
    10/31/96, collateralized
    by $1,770,000 U.S.
    Treasury Notes 6.125%
    due 5/31/97, market
    value $1,821,266)              1,785,000         1,785,000
With PaineWebber
    5.52% 11/1/96 (dated
    10/31/96, collateralized
    by $1,819,000 U.S.
    Treasury Notes 5.875%
    due 10/31/98, market
    value $1,822,095)              1,785,000         1,785,000
---------------------------------------------------------------
Total Repurchase Agreements
(cost $5,196,000)                                    5,196,000
---------------------------------------------------------------

---------------------------------------------------------------
TOTAL MARKET VALUE OF
SECURITIES: 98.74%
(cost $265,350,670)                               $296,183,227
---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
NET OF LIABILITIES: 1.26%                            3,766,616
---------------------------------------------------------------
---------------------------------------------------------------

---------------------------------------------------------------
NET ASSETS APPLICABLE TO
    20,294,734 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $14.78 PER SHARE: 100.00%                     $299,949,843
---------------------------------------------------------------
---------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1996:
---------------------------------------------------------------
Common stock, $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio            $262,861,368
Accumulated undistributed income:
    Net investment income*                           7,201,542
    Net realized gain on investments*               (1,685,719)
    Net unrealized appreciation on investments
      and foreign currencies                        31,572,652
---------------------------------------------------------------
Total Net Assets                                  $299,949,843
---------------------------------------------------------------
* Accumulated net investment income includes net realized gain on foreign currencies. During the current fiscal year, the Fund reclassified $750,818 from accumulated net realized gain on investments to accumulated net investment income. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

Delaware Pooled Trust, Inc.: The Labor Select International Equity Portfolio Statement of Net Assets
October 31, 1996
                                      Number            Market
                                   of Shares             Value
---------------------------------------------------------------
COMMON STOCK: 95.14%
---------------------------------------------------------------
Australia: 11.43%
---------------------------------------------------------------
Amcor                                 87,000       $   539,969
Brambles Industries                   37,200           615,492
National Australia Bank               98,216         1,076,875
National Foods                       337,000           413,518
                                                    ----------
                                                     2,645,854
                                                    ----------
---------------------------------------------------------------
Belgium: 4.32%
---------------------------------------------------------------
Electrabel                             3,700           856,490
G.I.B. Holdings                        3,398           142,975
                                                    ----------
                                                       999,465
                                                    ----------
---------------------------------------------------------------
Canada: 1.53%
---------------------------------------------------------------
BC Telecom                            16,650           354,427
                                                    ----------
                                                       354,427
                                                    ----------
---------------------------------------------------------------
France: 7.10%
---------------------------------------------------------------
Alcatel Alsthom                        5,326           453,051
Elf Aquitaine                          8,500           677,937
Societe Television Francaise           4,840           513,693
                                                    ----------
                                                     1,644,681
                                                    ----------
---------------------------------------------------------------
Germany: 6.38%
---------------------------------------------------------------
Bayer                                 15,700           591,536
Continental                           20,400           356,091
RWE                                    4,950           203,132
Siemens                                6,350           327,549
                                                    ----------
                                                     1,478,308
                                                    ----------

---------------------------------------------------------------
Hong Kong: 3.10%
---------------------------------------------------------------
Hong Kong Electric Holdings          151,000           483,330
Wharf Holdings                        57,000           235,156
                                                    ----------
                                                       718,486
                                                    ----------
---------------------------------------------------------------
Japan: 11.49%
---------------------------------------------------------------
Canon                                 34,000           650,175
Eisai                                 27,000           483,158
Kinki Coca-Cola Bottling              23,000           300,614
Matsushita Electric                   35,000           558,772
Nichido Fire & Marine                 43,000           267,807
Yokohama Reito                        34,000           399,649
                                                    ----------
                                                     2,660,175
                                                    ----------

                                      Number            Market
                                   of Shares             Value
---------------------------------------------------------------
Netherlands: 7.46%
---------------------------------------------------------------
Elsevier                              34,400     $     570,182
Koninklijke Van Ommeren               10,200           422,664
Royal Dutch Petroleum                  3,790           624,185
Unilever                                 720           109,184
                                                    ----------
                                                     1,726,215
                                                    ----------
---------------------------------------------------------------
New Zealand: 5.58%
---------------------------------------------------------------
Carter Holt Harvey                   122,000           274,346
Telecom Corp. of
    New Zealand                      196,000         1,018,720
                                                    ----------
                                                     1,293,066
                                                    ----------
---------------------------------------------------------------
Singapore: 1.34%
---------------------------------------------------------------
Jardine Matheson Holdings             54,800           309,620
                                                    ----------
                                                       309,620
                                                    ----------
---------------------------------------------------------------
Spain: 6.41%
---------------------------------------------------------------
Acerinox S.A.                          4,135           495,617
Banco Central
    Hispanoamericano S.A.             21,390           499,351
Iberdrola S.A.                        46,000           488,288
                                                    ----------
                                                     1,483,256
                                                    ----------

---------------------------------------------------------------
Sweden: 0.03%
---------------------------------------------------------------
Sparbanken Sverige AB, A Shares          447             7,058
                                                    ----------
                                                         7,058
                                                    ----------
---------------------------------------------------------------
United Kingdom: 28.97%
---------------------------------------------------------------
Associated British Food               89,000           611,069
Bass                                  41,500           532,062
Blue Circle Industries                91,150           590,980
Boots                                 53,100           539,097
British Airways                       60,800           548,026
British Gas                           74,250           231,341
GKN                                   43,000           808,050
Glaxo Wellcome                        27,260           427,997
Great Universal Stores                72,000           716,921
Powergen                              88,250           732,272
RTZ                                   35,950           574,671
Taylor Woodrow                       156,750           395,300
                                                    ----------
                                                     6,707,786
                                                    ----------
---------------------------------------------------------------
Total Common Stock
(cost $20,561,562)                                  22,028,397
---------------------------------------------------------------

                                   Principal            Market
                                      Amount             Value
---------------------------------------------------------------

REPURCHASE AGREEMENTS: 5.68%
---------------------------------------------------------------
With Chase Manhattan
    5.50% 11/1/96 (dated
    10/31/96, collateralized
    by $413,000 U.S.
    Treasury Notes 5.50%
    due 11/15/98, market
    value $420,551)                 $412,000     $     412,000
With Prudential Securities
    5.50% 11/1/96 (dated
    10/31/96, collateralized
    by $448,000 U.S.
    Treasury Notes 6.125%
    due 5/31/97, market
    value $461,258)                  452,000           452,000
With PaineWebber
    5.52% 11/1/96 (dated
    10/31/96, collateralized
    by $461,000 U.S.
    Treasury Notes 5.875%
    due 10/31/98, market
    value $461,468)                  452,000           452,000
---------------------------------------------------------------
Total Repurchase Agreements
(cost $1,316,000)                                    1,316,000
---------------------------------------------------------------
---------------------------------------------------------------
TOTAL MARKET VALUE OF
SECURITIES: 100.82%
(cost $21,877,562)                                 $23,344,397
---------------------------------------------------------------
---------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
    OTHER ASSETS: (0.82%)                             (190,782)
---------------------------------------------------------------
---------------------------------------------------------------
NET ASSETS APPLICABLE TO
    1,981,093 SHARES ($0.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $11.69 PER SHARE: 100.00%                      $23,153,615
---------------------------------------------------------------
---------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1996
---------------------------------------------------------------
Common Stock $0.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio             $21,020,315
Accumulated undistributed income:
    Net investment income*                             749,762
    Net realized loss on investments                  (105,173)
    Net unrealized appreciation of
      investments and foreign currencies             1,488,711
---------------------------------------------------------------
Total Net Assets                                   $23,153,615
---------------------------------------------------------------
* Accumulated net investment income includes net realized gains on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

Delaware Pooled Trust, Inc.:
The Global Fixed Income Portfolio
Statement of Net Assets
October 31, 1996

                                   Principal            Market
                                     Amount*             Value
---------------------------------------------------------------
BONDS: 94.26%
---------------------------------------------------------------
Australia: 8.11%
---------------------------------------------------------------
Australian Government,
9.500%, 08/15/03                   4,000,000      $  3,550,867
Australian Government,
10.000%, 02/15/06                  4,000,000         3,721,420
Banque National De Paris,
9.000%, 08/13/02                   3,000,000         2,548,618
DSL Finance NV
Amsterdam,
10.250%, 04/07/00                  3,000,000         2,599,086
New South Wales
International,
7.000%, 04/01/04                   4,000,000         3,100,708
Queensland Treasury-
Global,
8.000%, 05/14/03                   6,000,000         4,907,644
                                                    ----------
                                                    20,428,343
                                                    ----------
---------------------------------------------------------------
Austria: 2.11%
---------------------------------------------------------------
Republic of Austria,
5.625%, 12/14/00                  55,000,000         5,319,921
                                                    ----------
                                                     5,319,921
                                                    ----------
---------------------------------------------------------------
Canada: 11.89%
---------------------------------------------------------------
Autobahn Schnell,
8.500%, 03/03/03                   2,000,000         1,668,409
European Investment Bank,
8.875%, 03/27/02                   2,000,000         1,698,286
Export-Import Bank of Japan,
7.750%, 10/08/02                   2,000,000         1,617,059
General Electric Capital
of Canada,
7.125%, 02/12/04                   4,000,000         3,118,348
Government of Canada,
9.000%, 12/01/04                   7,000,000         6,162,624
Government of Canada,
10.250%, 03/15/14                  5,000,000         4,992,755
KFW International
Finance,
6.500%, 12/28/01                   2,000,000         1,544,236
Kansai International
Airport,
8.000%, 07/02/03                   4,000,000         3,262,128
Kingdom of Norway,
8.375%, 01/27/03                   5,000,000         4,147,683
Ontario Hydro,
10.000%, 03/19/01                  2,000,000         1,751,503
                                                    ----------
                                                    29,963,031
                                                    ----------

                                   Principal            Market
                                     Amount*             Value
---------------------------------------------------------------
Denmark: 10.88%
---------------------------------------------------------------
Kingdom of Denmark,
9.000%, 11/15/00                  20,000,000     $   3,875,437
Kingdom of Denmark,
8.000%, 11/15/01                  16,000,000         3,004,321
Kingdom of Denmark,
8.000%, 05/15/03                  27,000,000         5,048,958
Kingdom of Denmark,
8.000%, 03/15/06                  84,000,000        15,501,887
                                                    ----------
                                                    27,430,603
                                                    ----------
---------------------------------------------------------------
Germany: 9.57%
---------------------------------------------------------------
Baden Wurt L-Finance NV,
6.625%, 08/20/03                   8,000,000         5,533,050
Bundesrepblik Deutscheland,
5.750%, 08/22/00                   6,000,000         4,111,056
Bundesrepblik Deutscheland,
8.375%, 05/21/01                   2,000,000         1,501,037
Bundesrepblik Deutscheland,
6.500%, 07/15/03                   5,000,000         3,456,180
International Bank
Reconstruction &
Development,
6.125%, 09/27/02                   8,000,000         5,488,259
Republic of Finland,
5.500%, 02/09/01                   6,000,000         4,043,079
                                                    ----------
                                                    24,132,661
                                                    ----------
---------------------------------------------------------------
Italy: 2.54%
---------------------------------------------------------------
American International
Group,
11.700%, 12/04/01              3,000,000,000         2,297,627
Eurofima,
7.700%, 02/02/04               4,000,000,000         2,609,406
Nordic Investment Bank,
10.800%, 05/24/03              2,000,000,000         1,500,491
                                                    ----------
                                                     6,407,524
                                                    ----------
---------------------------------------------------------------
Netherlands: 1.73%
---------------------------------------------------------------
Netherlands Government,
9.000%, 05/15/00                   6,500,000         4,370,647
                                                    ----------
                                                     4,370,647
                                                    ----------
---------------------------------------------------------------
New Zealand: 15.09%
---------------------------------------------------------------
Government of
New Zealand,
6.500%, 02/15/00                   8,000,000         5,553,108
Government of
New Zealand,
8.000%, 02/15/01                  12,500,000         9,114,280
Government of
New Zealand,
8.000%, 04/15/04                  11,000,000         8,104,575

                                   Principal            Market
                                     Amount*            Value
---------------------------------------------------------------
Government of
New Zealand,
8.000%, 11/15/06                  20,500,000       $15,250,397
                                                    ----------
                                                    38,022,360
                                                    ----------
---------------------------------------------------------------
Spain: 8.46%
---------------------------------------------------------------
Bayerische Landesanstalt,
7.800%, 02/11/04                 200,000,000         1,594,203
DSL Finance NV
Amsterdam,
7.875%, 02/10/04                 200,000,000         1,602,037
European Investment
Bank,
11.250%, 03/15/00                100,000,000           879,847
European Investment
Bank,
13.900%, 03/22/00                120,000,000         1,135,723
Spanish Government,
11.300%, 01/15/02                500,000,000         4,595,377
Spanish Government,
10.300%, 06/15/02                300,000,000         2,668,155
Spanish Government,
10.500%, 10/30/03                827,000,000         7,499,040
World Bank,
10.625%, 09/08/98                160,000,000         1,346,651
                                                    ----------
                                                    21,321,033
                                                    ----------
---------------------------------------------------------------
Sweden: 4.05%
---------------------------------------------------------------
Nordic Investment Bank,
10.250%, 01/07/99                  8,000,000         1,326,997
Swedish Government,
9.000%, 04/20/09                   9,000,000         1,516,006
Swedish Government,
13.000%, 06/15/01                 20,000,000         3,814,129
Swedish Government,
10.250%, 05/05/03                 20,000,000         3,554,530
                                                    ----------
                                                    10,211,662
                                                    ----------
---------------------------------------------------------------
United Kingdom: 10.25%
---------------------------------------------------------------
Abbey National Treasury,
8.000%, 04/02/03                   2,000,000         3,306,877
ARGYLL Group,
8.125%, 03/10/00                   1,000,000         1,662,591
Barclays Bank,
6.500%, 02/16/04                     500,000           758,589
Depfa Finance,
7.125%, 11/11/03                     500,000           790,112
Glaxo Wellcome,
8.750%, 12/01/05                   2,500,000         4,240,369
Mutual Group (The),
7.250%, 01/12/04                     200,000           309,333

                                   Principal            Market
                                     Amount*             Value
---------------------------------------------------------------
Nationwide Anglia
Building Society,
13.500%, 11/21/00                    200,000   $       388,650
Powergen,
8.500%, 07/03/06                   2,000,000         3,298,743
Redland Sterling Funding,
10.875%, 11/27/01                    200,000           365,465
Tesco,
8.750%, 02/20/03                   1,750,000         2,980,715
UK Conversion S47
Stock Gilt,
9.000%, 03/03/00                   1,000,000         1,720,553
UK Treasury,
8.000%, 06/10/03                   1,300,000         2,181,197
UK Treasury,
11.750%, 01/22/07                  1,000,000         1,968,670
Woolwich Building Society,
11.625%, 12/18/01                  1,000,000         1,873,084
                                                    ----------
                                                    25,844,948
                                                    ----------
---------------------------------------------------------------
United States: 9.58%
---------------------------------------------------------------
U.S.Treasury Notes,
7.500%, 11/15/01                  $6,000,000         6,359,460
U.S.Treasury Notes,
7.875%, 11/15/04                  16,200,000        17,789,380
                                                    ----------
                                                    24,148,840
                                                    ----------
---------------------------------------------------------------
Total Bonds
(cost $223,346,267)                                237,601,573
---------------------------------------------------------------

---------------------------------------------------------------
REPURCHASE AGREEMENTS: 2.57%
---------------------------------------------------------------
With Chase Manhattan
    5.50% 11/1/96 (dated
    10/31/96, collateralized
    by $2,029,000 U.S.
    Treasury Notes 5.50%
    due 11/15/98, market
    value $2,068,715)              2,026,000         2,026,000
With Prudential Securities
    5.50% 11/1/96 (dated
    10/31/96, collateralized
    by $2,205,000 U.S.
    Treasury Notes 6.125%
    due 5/31/97, market
    value $2,269,186)              2,224,000         2,224,000

                                   Principal            Market
                                     Amount*             Value
---------------------------------------------------------------
With PaineWebber
    5.52% 11/1/96 (dated
    10/31/96, collateralized
    by $2,266,000 U.S.
    Treasury Notes 5.875%
    due 10/31/98, market
    value $2,270,218)             $2,224,000    $    2,224,000
---------------------------------------------------------------
Total Repurchase Agreements
(cost $6,474,000)                                    6,474,000
---------------------------------------------------------------
---------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 96.83%
(cost $229,820,267)                                244,075,573
---------------------------------------------------------------
---------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 3.17%                        7,992,678
---------------------------------------------------------------
---------------------------------------------------------------
NET ASSETS APPLICABLE TO
    21,689,129 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $11.62 PER SHARE: 100.00%                     $252,068,251
---------------------------------------------------------------
---------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1996:
---------------------------------------------------------------
Common stock, $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio            $229,378,213
Accumulated undistributed income:
    Net investment income**                          4,332,050
    Net realized gain on investments**               3,745,527
    Net unrealized appreciation on
        investments and foreign currencies          14,612,461
---------------------------------------------------------------
Total Net Assets                                  $252,068,251
---------------------------------------------------------------
* Principal amount is stated in the currency in which each security is denominated.

** Accumulated net investment income includes net realized gain on foreign currencies. During the current fiscal year, the Fund reclassified ($2,701,548) from accumulated net realized gain on investments to accumulated net investment income. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

Delaware Pooled Trust, Inc.
Statement of Operations

                                                                    12/6/95*   3/12/96*                  12/19/95*
                                               Year Ended              to         to       Year Ended       to        Year Ended
                                                10/31/96            10/31/96   10/31/96     10/31/96     10/31/96      10/31/96
----------------------------------------------------------------------------------------------------------------------------------
                                                                   The Real                              The Labor
                                            The          The        Estate      The          The          Select      The Global
                                          Defensive   Aggressive  Investment   Fixed   International  International      Fixed
                                           Equity       Growth       Trust     Income       Equity        Equity        Income
                                          Portfolio    Portfolio   Portfolio  Portfolio   Portfolio      Portfolio     Portfolio
----------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME:
Interest                                  $194,344     $138,964     $62,667   $337,480    $857,879       $61,523     $12,515,249
Dividends                                2,020,544       55,617   1,486,840       -      7,234,304       482,488            -
                                       -----------------------------------------------------------------------------------------
                                         2,214,888      194,581   1,549,507    337,480   8,092,183       544,011      12,515,249
                                       -----------------------------------------------------------------------------------------
EXPENSES:
Management fees                            343,114      214,315     153,313     19,389   1,632,036       100,144         762,870
Dividend disbursing and transfer
  agent fees and expenses                    3,611        2,035         846        636      11,332           396           9,585
Registration fees                           15,466       12,050       5,779      8,392      60,306         8,376          66,404
Custodian fees                              16,785        1,607       8,055      3,552      89,077        22,342          78,735
Reports and statements to shareholders      10,507       10,936       4,537      3,942      20,454        12,717           8,555
Professional fees                            8,804        8,573      14,674      3,434      13,976        16,354          17,504
Accounting fees and salaries                17,458        7,987       5,845      1,553      54,436         3,887          37,254
Taxes (other than taxes on income)           5,630        3,748       2,588      1,070      22,084         1,294           9,076
Directors' fees                              1,860        1,588       1,280        767       3,126         1,259           2,602
Amortization of organization expenses        1,420        1,424       3,629     17,232       1,457         3,501             -
Other                                       13,196        8,030       7,036        668      33,645         3,153          23,468
                                       -----------------------------------------------------------------------------------------
                                           437,851      272,293     207,582     60,635   1,941,929       173,423       1,016,053


Expenses absorbed by Delaware Management
  Company, Inc. and Delaware
  International Advisers Ltd.               14,988       28,562      26,063     33,915        -           50,089         101,650
                                       -----------------------------------------------------------------------------------------
                                           422,863      243,731     181,519     26,720   1,941,929       123,334         914,403
                                       -----------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS) BEFORE FOREIGN
    TAX WITHHELD:                        1,792,025      (49,150)  1,367,988    310,760   6,150,254       420,677      11,600,846

FOREIGN TAX WITHHELD:                         -            -           -          -       (600,397)      (36,899)        (64,815)
                                       -----------------------------------------------------------------------------------------
NET INVESTMENT INCOME:                   1,792,025      (49,150)  1,367,988    310,760   5,549,857       383,778      11,536,031
                                       -----------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) AND UNREALIZED GAIN
    ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
    Investment transactions              6,423,225    4,554,847   1,655,753    (40,384) (1,679,482)     (105,173)      3,749,795
    Foreign currencies                        -            -            -         -      3,970,936       504,343       1,523,754
                                       -----------------------------------------------------------------------------------------
    Net realized gain (loss)             6,423,225    4,554,847   1,655,753    (40,384)  2,291,454       399,170       5,273,549
                                       -----------------------------------------------------------------------------------------
Net unrealized appreciation of
    investments and foreign currencies
    during the period                    5,345,676      154,982   2,263,515    120,099  26,883,462     1,488,711       9,570,431
                                       -----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS AND FOREIGN
    CURRENCIES                          11,768,901    4,709,829   3,919,268     79,715  29,174,916     1,887,881      14,843,980
                                       -----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS          $13,560,926   $4,660,679  $5,287,256   $390,475 $34,724,773    $2,271,659     $26,380,011
                                       =========================================================================================

*Date of initial sale

See accompanying notes

Delaware Pooled Trust, Inc.
Statements of Changes in Net Assets

                                                                    12/6/95*   3/12/96*                  12/19/95*
                                               Year Ended              to         to       Year Ended       to        Year Ended
                                                10/31/96            10/31/96   10/31/96     10/31/96     10/31/96      10/31/96
----------------------------------------------------------------------------------------------------------------------------------
                                                                   The Real                              The Labor
                                            The          The        Estate      The          The          Select      The Global
                                          Defensive   Aggressive  Investment   Fixed   International  International      Fixed
                                           Equity       Growth       Trust     Income       Equity        Equity        Income
                                          Portfolio    Portfolio   Portfolio  Portfolio   Portfolio      Portfolio     Portfolio
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)           $1,792,025     $(49,150)  $1,367,988    $310,760   $5,549,857      $383,778    $11,536,031
Net realized gain (loss) on
    investments and foreign currencies  6,423,225    4,554,847    1,655,753     (40,384)   2,291,454       399,170      5,273,549
Net unrealized appreciation of
    investments and foreign currencies  5,345,676      154,982    2,263,515     120,099   26,883,462     1,488,711      9,570,431
                                       ------------------------------------------------------------------------------------------
Net increase in net assets resulting
    from operations                    13,560,926    4,660,679    5,287,256     390,475   34,724,773     2,271,659     26,380,011
                                       ------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                  (1,659,884)     (81,854)    (199,358)   (310,760)  (6,354,756)     (138,359)   (10,006,060)
Net realized gain from security
    transactions                       (4,186,924)  (1,194,103)        -           -      (1,816,432)         -        (1,840,321)
                                       ------------------------------------------------------------------------------------------
                                       (5,846,808)  (1,275,957)    (199,358)   (310,760)  (8,171,188)     (138,359)   (11,846,381)
                                       ------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold              13,087,899    2,730,729   21,180,890  10,119,174  118,583,942    24,581,956    133,893,172
Net asset value of shares issued upon
    reinvestment of dividends from net
    investment income and net realized
    gain from security transactions     5,677,329    1,275,957      199,358     297,676    7,927,782       138,359      9,235,082
                                       ------------------------------------------------------------------------------------------
                                       18,765,228    4,006,686   21,380,248  10,416,850  126,511,724    24,720,315    143,128,254
    Cost of shares repurchased        (11,247,559)  (7,957,748)        (508)       -      (9,582,578)   (3,700,000)    (4,754,302)
                                       ------------------------------------------------------------------------------------------

Increase (decrease) in net assets
    derived from capital share
    transactions                        7,517,669   (3,951,062)  21,379,740  10,416,850  116,929,146    21,020,315    138,373,952
                                       ------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS: 15,231,787     (566,340)  26,467,638  10,496,565  143,482,731    23,153,615    152,907,582

NET ASSETS:
Beginning of period                    51,947,097   29,091,884         -         21,000  156,467,112          -        99,160,669
                                       ------------------------------------------------------------------------------------------
End of period                         $67,178,884  $28,525,544  $26,467,638 $10,517,565 $299,949,843   $23,153,615   $252,068,251
                                       ------------------------------------------------------------------------------------------

Undistributed net investment income      $996,335     $(49,355)  $1,168,630      $ -      $7,201,542      $749,762     $4,332,050
                                       ------------------------------------------------------------------------------------------

* Date of initial public sale.

See accompanying notes

Delaware Pooled Trust, Inc.
Statements of Changes in Net Assets

                                                    Year Ended October 31, 1995
------------------------------------------------------------------------------------------------
                                                                                       The
                                            The          The            The           Global
                                         Defensive    Aggressive    International     Fixed
                                          Equity        Growth         Equity         Income
                                         Portfolio     Portfolio      Portfolio      Portfolio
------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                   $1,567,180       $95,712     $3,727,071     $6,359,538
Net realized gain on investments and
    foreign currencies                   4,157,227     1,168,383      3,196,353        657,925
Net unrealized appreciation
    (depreciation) of investments
    and foreign currencies during
    the period                           3,315,808     3,532,216     (1,168,917)     5,159,202
                                       -------------------------------------------------------
Net increase in net assets resulting
    from operations                      9,040,215     4,796,311      5,754,507     12,176,665
                                       -------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                   (1,141,005)      (24,860)    (1,266,193)    (2,683,754)
Net realized gain from security
 transactions                           (1,546,708)     (488,918)    (1,571,582)           -0-
                                       -------------------------------------------------------
                                        (2,687,713)     (513,778)    (2,837,775)    (2,683,754)
                                       -------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold               21,438,035      2,798,650    83,241,161     46,848,360
Net asset value of shares issued upon
    reinvestment of dividends from net
    investment income and net realized
    gain from security transactions      2,618,040        513,778     2,826,102      2,273,808
                                       -------------------------------------------------------
                                        24,056,075      3,312,428    86,067,263     49,122,168
                                       -------------------------------------------------------
Cost of shares repurchased             (15,784,638)    (1,142,800)   (3,336,887)    (1,720,000)
                                       -------------------------------------------------------
Increase in net assets derived from
    capital share transactions           8,271,437      2,169,628    82,730,376     47,402,168
                                       -------------------------------------------------------
NET INCREASE IN NET ASSETS:             14,623,939      6,452,161    85,647,108     56,895,079

NET ASSETS:
Beginning of period                     37,323,158     22,639,723    70,820,004     42,265,590
                                       -------------------------------------------------------
End of period                          $51,947,097    $29,091,884  $156,467,112    $99,160,669
                                       -------------------------------------------------------
Undistributed net investment income       $864,194        $81,647    $3,284,687     $3,979,923
                                       -------------------------------------------------------

See accompanying notes

Delaware Pooled Trust, Inc.
Notes to Financial Statements
October 31, 1996

Delaware Pooled Trust, Inc. (The "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 12 separate Portfolios ("Portfolios"). The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolio, The Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Global Fixed Income Portfolio had commenced operations prior to October 31, 1996.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Portfolios:

Security Valuation-Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sale price before each Portfolio is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes-Each Portfolio intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements-Each Portfolio may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currencies-The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 pm EST. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Other-Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Certain fund expenses are paid directly by brokers. The amount of these expenses was less than 0.01% of each Portfolio's average net assets.

2. Investment Management
In accordance with the terms of the Investment Management Agreement, Delaware Management Company, Inc. (DMC), the Investment Manager of The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolio, and the Fixed Income Portfolio, and Delaware International Advisers Ltd. (DIAL), the Investment Manager of The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Global Fixed Income Portfolio, will receive an annual fee, which is calculated daily on the net assets of each Portfolio less fees paid to the independent directors, except for the Labor Select International Equity Portfolio and the Real Estate Investment Trust Portfolio. The management fees for the Labor Select International Equity Portfolio and the Real Estate Investment Trust Portfolio are calculated daily on the net assets of each Portfolio without consideration of amounts paid to independent directors.

Lincoln Investment Manager, Inc., an affiliate of DMC, receives 30% of the advisory fee paid to DMC for acting as a sub-advisor to the Real Estate Investment Trust Portfolio.

                                                                     The Real                             The Labor
                                          The            The          Estate      The          The          Select     The Global
                                       Defensive      Aggressive    Investment   Fixed    International  International    Fixed
                                        Equity          Growth        Trust      Income       Equity        Equity       Income
                                       Portfolio      Portfolio     Portfolio   Portfolio    Portfolio     Portfolio    Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Management fees as a percentage of
    average daily net assets (per annum)   0.55%         0.80%        0.75%       0.40%       0.75%         0.75%        0.50%
----------------------------------------------------------------------------------------------------------------------------------

At October 31, 1996, the Portfolios had liabilities for Investment Management fees and other expenses payable to DMC or DIAL as follows:

                                                                     The Real                             The Labor
                                          The            The          Estate      The          The          Select     The Global
                                       Defensive      Aggressive    Investment   Fixed    International  International    Fixed
                                        Equity          Growth        Trust      Income       Equity        Equity       Income
                                       Portfolio      Portfolio     Portfolio   Portfolio    Portfolio     Portfolio    Portfolio
----------------------------------------------------------------------------------------------------------------------------------

Investment management fees and
other expenses payable
to DMC or DIAL                           $91,889        $45,380     $38,469     $    --     $101,036      $40,162       $263,739
----------------------------------------------------------------------------------------------------------------------------------

DMC and DIAL have elected voluntarily to waive that portion, if any, of the annual management fees payable by each Portfolio to the extent necessary to insure that the annual operating expenses exclusive of taxes, interest, brokerage commissions, and extraordinary expenses do not exceed 0.68%, 0.93%, 0.89%, 0.53%, 0.96%, 0.96%, and 0.60% for The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolio, The Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Global Fixed Income Portfolio, respectively through October 31, 1996. Total expenses absorbed by DMC or DIAL are as follows:

                                                                     The Real                             The Labor
                                          The            The          Estate      The          The          Select     The Global
                                       Defensive      Aggressive    Investment   Fixed    International  International    Fixed
                                        Equity          Growth        Trust      Income       Equity        Equity       Income
                                       Portfolio      Portfolio     Portfolio   Portfolio    Portfolio     Portfolio    Portfolio
----------------------------------------------------------------------------------------------------------------------------------

Total expenses absorbed by
DMC or DIAL                              $14,988        $28,562      $26,063     $33,915        --          $50,089       $101,650
----------------------------------------------------------------------------------------------------------------------------------

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Portfolios. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. Previously, fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. At October 31, 1996 the amount expensed by the Portfolios and the liability for such fees and other expenses payable to DSC are as follows:

                                                                     The Real                             The Labor
                                          The            The          Estate      The          The          Select     The Global
                                       Defensive      Aggressive    Investment   Fixed    International  International    Fixed
                                        Equity          Growth        Trust      Income       Equity        Equity       Income
                                       Portfolio      Portfolio     Portfolio   Portfolio    Portfolio     Portfolio    Portfolio
----------------------------------------------------------------------------------------------------------------------------------

Amount expensed for accounting services  $ 3,571     $ 2,076     $ 1,339    $   520     $  8,580        $ 1,233         $   5,624
Amount expensed for dividend disbursing
  and transfer agent services            $ 3,611     $ 2,035         846    $   636     $ 11,332        $   396         $   9,585
Dividend disbursing, transfer agent fees,
  accounting service fees, and other
  expenses payable                       $ 2,214     $ 1,292       4,333       --       $  7,819        $ 4,119         $   6,668
----------------------------------------------------------------------------------------------------------------------------------

Certain officers of DMC are officers, directors, and/or employees of the Fund. These officers, directors, and employees are paid no compensation by each Portfolio.

3. Investments

During the year ended October 31, 1996, each Portfolio made purchases and sales of investment securities other than U.S. Government securities and temporary cash investments as follows:

                                                                The Real                                  The Labor
                                          The         The        Estate        The            The          Select     The Global
                                       Defensive   Aggressive  Investment     Fixed      International  International    Fixed
                                        Equity       Growth      Trust        Income         Equity        Equity       Income
                                       Portfolio   Portfolio   Portfolio     Portfolio      Portfolio     Portfolio    Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Purchases                            $49,591,718  $23,306,237 $44,175,243  $  9,756,922  $136,860,587   $21,532,812   $219,337,663
Sales                                $43,639,249  $28,059,686 $22,121,490  $  2,354,498  $ 15,903,178   $   866,351   $ 89,778,184
------------------------------------------------------------------------------------------------------------------------------------

Investment securities based on cost for federal income tax purposes at October 31, 1996, are as follows:

                                                                The Real                                  The Labor
                                          The         The        Estate        The            The          Select     The Global
                                       Defensive   Aggressive  Investment     Fixed      International  International    Fixed
                                        Equity       Growth      Trust        Income         Equity        Equity       Income
                                       Portfolio   Portfolio   Portfolio     Portfolio      Portfolio     Portfolio    Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Cost of investment                   $56,858,409  $22,758,496  $24,207,428   $ 9,942,927  $265,350,670  $21,877,562    $229,820,267
Aggregate unrealized appreciation      9,838,783    6,711,304    2,294,039       125,359    38,154,138    1,892,032      14,967,456
Aggregate unrealized depreciation       (565,852)    (975,740)     (46,268)       (6,730)   (7,321,581)    (425,197)       (712,150)
                                     --------------------------------------------------------------------------------------------
Market value of investments          $66,131,340  $28,494,060  $26,455,199   $10,061,556  $296,183,227  $23,344,397    $244,075,573
Net realized gain (loss) for federal
  income tax purposes                $ 6,385,478  $ 4,617,032  $ 1,671,496   $   (38,915) $ (1,679,482)   $(105,173)   $  3,749,794
------------------------------------------------------------------------------------------------------------------------------------

The capital loss carryforwards for The Fixed Income Portfolio, The International Equity Portfolio, and The Labor Select International Equity Portfolio expire in 2004.

4. Capital Stock

Transactions in capital stock shares were as follows:




                                                                     The Real
                                    The                  The          Estate       The
                                 Defensive           Aggressive     Investment    Fixed
                                  Equity               Growth         Trust       Income
                                 Portfolio            Portfolio      Portfolio   Portfolio
-------------------------------------------------------------------------------------------
                             Year        Year      Year      Year    12/6/95*    3/12/96*
                            Ended       Ended     Ended      Ended     to         to
                          10/31/96    10/31/95   10/31/96  10/31/95  10/31/96   10/31/96
-------------------------------------------------------------------------------------------
Shares sold                867,203    1,606,822   185,079   245,861  2,099,590  1,018,936
Shares issued upon
    reinvestment of dividends
    from net investment
    income and net realized
    gains from security
    transactions           394,721      214,632   100,154    49,736     19,488     30,141
                         ----------------------------------------------------------------
                         1,261,924    1,821,454   285,233   295,597  2,119,078  1,049,077

Shares repurchased        (725,191)  (1,130,397) (588,835) (89,704)        (46)        --

Net increase (decrease)    536,733      691,057  (303,602) 205,893   2,119,032  1,049,077
                         ----------------------------------------------------------------






                                                    The Labor
                                     The             Select          The Global
                                 International    International       Fixed
                                    Equity           Equity            Income
                                   Portfolio        Portfolio        Portfolio
-------------------------------------------------------------------------------------
                                Year       Year     12/19/95*    Year        Year
                               Ended       Ended       to        Ended      Ended
                              10/31/96   10/31/95   10/31/96   10/31/96    10/31/95
-------------------------------------------------------------------------------------
Shares sold                   8,473,181  6,552,314  2,288,206  12,279,262  4,614,586
Shares issued upon
    reinvestment of dividends
    from net investment
    income and net realized
    gains from security
    transactions                595,756    229,401     12,445     860,639    221,439
                              ------------------------------------------------------
                              9,068,937  6,781,715  2,300,651  13,139,901  4,836,025
Shares repurchased             (697,650)  (260,743)  (319,558)   (433,916)  (168,124)
                              ------------------------------------------------------
Net increase (decrease)       8,371,287  6,520,972  1,981,093  12,705,985  4,667,901
-------------------------------------------------------------------------------------


* Date of initial sale

5. Foreign Currency Forward Contracts
The following currency forward contracts were outstanding at October 31, 1996.

The International Equity Portfolio
-------------------------------------------------------------------------------

                                                   In                    Settlement           Unrealized
Contract to Deliver                           Exchange For                  Date             Appreciation

        171,760,600 Belgian Francs            $  5,555,000                12/31/96             $ 63,093
         16,691,109 Deutsche Marks              11,110,000                12/30/96               72,367
         18,704,796 Dutch Guilders              11,110,000                12/31/96               68,741
         56,529,902 French Francs               11,110,000                12/31/96               41,595
      1,514,669,775 Japanese Yen                13,890,000                12/30/96              490,586
                                                                                               --------
                                                                                               $736,382
                                                                                               --------

The Labor Select International Equity Portfolio
--------------------------------------------------------------------------------

                                                                                              Unrealized
                                                   In                    Settlement          Appreciation
Contract to Deliver                           Exchange For                  Date            (Depreciation)
         14,315,960 Belgian Francs            $  463,000                   1/31/97              $ 5,250
          1,389,000 German Deutsche Marks        926,000                   1/31/97                5,618
          1,557,532 Dutch Guilders               926,000                   1/31/97                4,780
          4,704,080 French Francs                926,000                   1/31/97                3,401
        130,347,620 Japanese Yen              $1,157,000                   1/31/97               (1,347)
                                                                                                -------
                                                                                                $17,702
                                                                                                -------

The following currency forward contracts were outstanding at October 31, 1996.


The Global Fixed Income Portfolio

                                                                                              Unrealized
                                                   In                    Settlement          Appreciation
Contract to Deliver                           Exchange For                  Date            (Depreciation)
         56,800,000 Austrian Schilling         $  5,390,273                1/31/97             $  38,735
         36,000,000 Deutsche Marks               24,056,935                1/31/97               202,535
          7,500,000 Dutch Guilders                4,473,739                1/31/97                37,779
      9,700,000,000 Italian Lira                  6,348,168                1/31/97                  (727)
         68,500,000 Swedish Krone                10,406,381                1/31/97               (14,386)
                                                                                                --------
                                                                                                $263,936
                                                                                                ========


6. Concentration of Credit Risk

The Fixed Income Portfolio invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if it has been paid.

7. Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Defensive Equity Portfolio
-------------------------------------------------------------------------------

                                      Year           Year           Year           Year         2/3/92(1)
                                      Ended          Ended          Ended          Ended           to
                                     10/31/96      10/31/95        10/31/94      10/31/93        10/31/92

Net asset value, beginning of
  period                             $14.6600      $13.0800        $12.7300      $10.6600        $10.0000

Income from investment
  operations:
Net investment income                  0.4404        0.4303          0.3203        0.2841          0.2291
Net realized and unrealized
  gain from security transactions      2.9596        1.9797          0.6527        2.3159          0.5109
                                     --------------------------------------------------------------------
Total from investment operations       3.4000        2.4100          0.9730        2.6000          0.7400
                                     --------------------------------------------------------------------
Less distributions:
Dividends from net investment
 income                               (0.4400)      (0.3400)        (0.2800)      (0.3200)        (0.0800)
Distributions from net realized gain
    from security transactions        (1.1600)      (0.4900)        (0.3430)      (0.2100)           none
                                     --------------------------------------------------------------------

Total distributions                   (1.6000)      (0.8300)        (0.6230)      (0.5300)        (0.0800)
                                     --------------------------------------------------------------------

Net asset value, end of period       $16.4600      $14.6600        $13.0800      $12.7300        $10.6600
                                     --------------------------------------------------------------------

Total return                            24.87%        19.77%           7.96%        25.17%          10.13%

Ratios/supplemental data:
Net assets, end of period
  (000 omitted)                      $ 67,179     $  51,947       $  37,323     $  13,418      $    4,473
Ratio of expenses to
  average net assets                     0.67%(2)      0.68%(2)        0.68%(2)      0.68%(2)        0.68%(2)
Ratio of net investment income
  to average net assets                  2.85%(3)      3.33%(3)        3.26%(3)      2.90%(3)        3.65%(3)
Portfolio turnover                         74%           88%             73%           37%             28%
Average commission rate paid         $   0.06           N/A             N/A           N/A             N/A

-------------------------------------------------------------------------------
1 Date of initial sale; ratios and total return have been annualized.

2 Ratio of expenses to average net assets prior to expense limitation was 0.70% for the year ended 10/31/96, 0.71% for the year ended 10/31/95, 0.82%
  for the year ended 10/31/94, 1.38% for the year ended 10/31/93, and 2.38% for the period from 2/3/92 to 10/31/92.

3 Ratio of net investment income to average net assets prior to expense limitation was 2.83% for the year ended 10/31/96, 3.30% for the year ended 10/31/95, 3.12% for the year ended 10/31/94, 2.20% for the year ended 10/31/93, and 1.95% for the period from 2/3/92 to 10/31/92.

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Aggressive Growth Portfolio
-------------------------------------------------------------------------------

                                              Year           Year           Year           Year         2/27/92(1)
                                              Ended          Ended          Ended          Ended           to
                                             10/31/96      10/31/95        10/31/94      10/31/93        10/31/92

Net asset value, beginning of period         $12.8600       $11.0100       $11.2000      $  9.0400      $ 10.0000

Income (loss) from investment operations:
Net investment income                         (0.0188)        0.0428         0.0075         0.0181         0.0167
Net realized and unrealized
    gain (loss) from security transactions     2.3913         2.0552         0.0325         2.1589        (0.9767)
                                             --------------------------------------------------------------------

Total from investment operations               2.3725         2.0980         0.0400         2.1770        (0.9600)
                                             --------------------------------------------------------------------
Less distributions:
Dividends from net investment income          (0.0425)       (0.0120)       (0.0200)       (0.0170)          none
Distributions from net realized gain
  from security transactions                  (0.6200)       (0.2360)       (0.2100)          none           none
                                             --------------------------------------------------------------------
Total distributions                           (0.6625)       (0.2480)       (0.2300)       (0.0170)          none
                                             --------------------------------------------------------------------
Net asset value, end of period               $14.5700       $12.8600       $11.0100       $11.2000     $   9.0400
                                             --------------------------------------------------------------------
Total return                                    19.19%         19.61%          0.34%         24.10%        (13.89%)

Ratios/supplemental data:
Net assets, end of period (000 omitted)      $ 28,526      $  29,092      $  22,640      $  20,478      $   4,538
Ratio of expenses to average net assets          0.90%(2)       0.93%(2)       0.93%(2)       0.93%(2)       0.93%(2)
Ratio of net investment income (loss)
  to average net assets                         (0.18%)(3)      0.37%(3)       0.07%(3)       0.23%(3)       0.28%(3)
Portfolio turnover                                 95%            64%            43%            81%            34%
Average commission rate paid                $    0.06             N/A           N/A            N/A            N/A


1 Date of initial sale; ratios and total return have been annualized.

2 Ratio of expenses to average net assets prior to expense limitation was 1.01% for the year ended 10/31/96, 1.08% for the year ended 10/31/95, 1.17%
  for the year ended 10/31/94, 1.40% for the year ended 10/31/93, and 2.56% for the period from 2/27/92 to 10/31/92.

3 Ratio of net investment income to average net assets prior to expense limitation was (0.29%) for the year ended 10/31/96, 0.22% for the year ended 10/31/95,(0.17%) for the year ended 10/31/94, (0.24%) for the year ended 10/31/93, and (1.35%) for the period from 2/27/92 to 10/31/92.

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

The Real Estate Investment Trust Portfolio
-------------------------------------------------------------------------------

                                                       12/6/95(1)
                                                          to
                                                        10/31/96

Net asset value, beginning of period                     $10.000

Income from investment operations:
Net investment income                                     0.6515
Net realized and unrealized
    gain from security transactions                       1.9385
                                                          ------

Total from investment operations                          2.5900
                                                          ------

Less distributions:
Dividends from net investment income                     (0.1000)
Distributions from net realized gain
    from security transactions                                --
                                                         -------
Total distributions                                      (0.1000)
                                                         -------

Net asset value, end of period                          $12.4900
                                                        --------

Total return                                               26.12%

Ratios/supplemental data:
Net assets, end of period (000 omitted)                 $ 26,468
Ratio of expenses to average net assets                     0.89%(2)
Ratio of net investment income to average net assets        6.70%(3)
Portfolio turnover                                           109%
Average commission rate paid                               $0.06

-------------------------------------------------------------------------------

1 Date of initial sale; ratios have been annualized and total return has not been annualized.
2 Ratio of expenses to average net assets prior to expense limitation was
  1.02% for the period ended 10/31/96.
3 Ratio of net investment income to average net assets prior to expense limitation was 6.57% for the period ended 10/31/96.

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

The Fixed Income Portfolio
-------------------------------------------------------------------------------
                                                       3/12/96(1)
                                                           to
                                                        10/31/96

Net asset value, beginning of period                    $10.0000

Income from investment operations:
Net investment income                                     0.3856
Net realized and unrealized
    gain from security transactions                       0.0100
                                                         -------
Total from investment operations                          0.3956
                                                         -------
Less distributions:
Dividends from net investment income                     (0.3856)
Distributions from net realized gain
    from security transactions                                --
                                                         -------
Total distributions                                      (0.3856)
                                                         -------
Net asset value, end of period                          $10.0100
                                                         -------
Total return                                                4.08%

Ratios/supplemental data:
Net assets, end of period (000 omitted)                 $ 10,518
Ratio of expenses to average net assets                     0.53%(2)
Ratio of net investment income to average net assets        6.14%(3)
Portfolio turnover                                           232%

-------------------------------------------------------------------------------

1 Date of initial sale; ratios have been annualized and total return has not been annualized.

2 Ratio of expenses to average net assets prior to expense limitation was 1.20% for the period ended 10/31/96.

3 Ratio of net investment income to average net assets prior to expense limitation was 5.47% for the period ended 10/31/96.

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Equity Portfolio

                                       Year          Year         Year           Year        2/4/92(1)
                                       Ended         Ended        Ended          Ended         to
                                     10/31/96      10/31/95      10/31/94      10/31/93      10/31/92
Net asset value, beginning of
  period                            $ 13.1200      $13.1100      $11.9900     $  9.5000      $10.0000

Income (loss) from investment operations:
Net investment income                  0.5063        0.4749        0.1440        0.2414        0.2282
Net realized and unrealized
  gain (loss) from security
  transactions                         1.7937        0.0011        1.2360        2.5686       (0.6282)
                                    -----------------------------------------------------------------
Total from investment
  operations                           2.3000        0.4760        1.3800        2.8100       (0.4000)
                                    -----------------------------------------------------------------
Less distributions:
Dividends from net investment income  (0.4900)      (0.1700)      (0.1600)      (0.3200)      (0.1000)
Distributions from net realized gain
  from security transaction           (0.1500)      (0.2960)      (0.1000)         none          none
                                    -----------------------------------------------------------------
Total distributions                   (0.6400)      (0.4660)      (0.2600)      (0.3200)      (0.1000)
                                    -----------------------------------------------------------------
Net asset value, end of period      $ 14.7800      $13.1200      $13.1100      $11.9900     $  9.5000
                                    -----------------------------------------------------------------
Total return                            18.12%         3.91%        11.66%        30.28%        (5.44%)

Ratios/supplemental data:
Net assets, end of period
  (000 omitted)                      $299,950      $156,467      $ 70,820      $ 24,288         5,966
Ratio of expenses to
  average net assets                     0.89%         0.90%         0.94%(2)      0.96%(2)      0.96%(2)
Ratio of net investment
  income to average net assets           4.36%         4.81%         1.36%(3)      2.98%(3)      4.67%(3)
Portfolio turnover                          8%           20%           22%           28%            2%
Average commission rate paid            $0.02           N/A           N/A           N/A           N/A


1    Date of initial sale; ratios and total return have been annualized.

2 Ratio of expenses to average net assets prior to expense limitation was 0.97% for the year ended 10/31/94, 1.38% for the year ended 10/31/93, and 2.94% for the period from 2/4/92 to 10/31/92.

3 Ratio of net investment income to average net assets prior to expense limitation was 1.33% for the year ended 10/31/94, 2.56% for the year ended 10/31/93, and 2.69% for the period from 2/4/92 to 10/31/92.

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

The Labor Select International Equity Portfolio
-------------------------------------------------------------------------------

                                                       12/19/95(1)
                                                           to
                                                        10/31/96

Net asset value, beginning of period                    $10.0000

Income from investment operations:
Net investment income                                     0.4785
Net realized and unrealized
    gain from security transactions                       1.3115
                                                        --------
Total from investment operations                          1.7900
                                                        --------
Less distributions:
Dividends from net investment income                     (0.1000)
Distributions from net realized gain
    from security transactions                               --
                                                        --------
Total distributions                                      (0.1000)
                                                        --------
Net asset value, end of period                          $11.6900
                                                        --------
Total return                                               17.97%

Ratios/supplemental data:
Net assets, end of period (000 omitted)                 $ 23,154
Ratio of expenses to average net assets                     0.92%(2)
Ratio of net investment income to average net assets        6.64%(3)
Portfolio turnover                                          7   %
Average commission rate paid                            $   0.03

-------------------------------------------------------------------------------
1 Date of initial sale; ratios have been annualized and total return has not been annualized.

2 Ratio of expenses to average net assets prior to expense limitation was 1.30% for the period ended 10/31/96.

3 Ratio of net investment income to average net assets prior to expense limitation was 6.26% for the period ended 10/31/96.

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Fixed Income Portfolio
--------------------------------------------------------------------------------


                                                            Year           Year           Year       11/30/92(1)
                                                           Ended          Ended          Ended           to
                                                          10/31/96      10/31/95        10/31/94      10/31/93

Net asset value, beginning of period                    $11.0400      $  9.7900       $11.0900       $10.0000

Income from investment operations:
Net investment income                                     0.7774         0.7357         0.4189         0.9547
Net realized and unrealized
    gain (loss) from security transactions                0.7246         0.9243        (0.1929)        0.7433
                                                       ------------------------------------------------------
Total from investment operations                          1.5020         1.6600         0.2260         1.6980
                                                       ------------------------------------------------------
Less distributions:
Dividends from net investment income                     (0.7200)       (0.4100)       (0.9490)       (0.6080)
Distributions from net realized gain
    from security transactions                           (0.2020)          none        (0.5770)          none
                                                       ------------------------------------------------------
Total distributions                                      (0.9220)       (0.4100)       (1.5260)       (0.6080)
                                                       ------------------------------------------------------
Net asset value, end of period                         $ 11.6200       $11.0400      $  9.7900       $11.0900
                                                       ======================================================
Total return                                               16.40%         17.38%          2.07%         18.96%

Ratios/supplemental data:
Net assets, end of period (000 omitted)                 $252,068      $  99,161      $  42,266      $  29,313
Ratio of expenses to average net assets                     0.60%(2)       0.60%(2)       0.62%(2)       0.62%(2)
Ratio of net investment income to average net assets        8.52%(3)       6.73%(3)       3.62%(3)      10.68%(3)
Portfolio turnover                                            63%            77%           205%           198%

--------------------------------------------------------------------------------
1    Date of initial sale; ratios and total return have been annualized.

2 Ratio of expenses to average net assets prior to expense limitation was 0.66% for the year ended 10/31/96, 0.68% for the year ended 10/31/95, 0.76%
     for the year ended 10/31/94, and 0.88% for the period from 11/30/92 to 10/31/93.

3 Ratio of net investment income to average net as sets prior to expense limitation was 8.46% for the year ended 10/31/96, 6.65% for the year ended 10/31/95, 3.48% for the year ended 10/31/94, and 10.42% for the period from 11/30/92 to 10/31/93.

Delaware Pooled Trust, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Pooled Trust, Inc.

     We have audited the accompanying statements of net assets of The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolio, The Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Global Fixed Income Portfolio of Delaware Pooled Trust, Inc. (the "Fund") as of October 31, 1996, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods presented therein, and the financial highlights for each period from the date of initial public offering of the respective Portfolios through October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Defensive Equity Portfolio, The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolio, The Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Global Fixed Income Portfolio of Delaware Pooled Trust, Inc. at October 31, 1996, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented therein, and the financial highlights for each period from the date of the initial public offering of the respective Portfolios through October 31, 1996, in conformity with generally accepted accounting principles.


                                                 Ernst & Young LLP

Philadelphia, Pennsylvania
December 12, 1996

Delaware Pooled Trust, Inc.

Fund Officers and Portfolio Managers
Wayne A. Stork
Chairman

Winthrop S. Jessup
President and Chief ExecutiveOfficer

David G. Tilles
Managing Director and Chief Investment Officer
Delaware International Advisers Ltd.

Edward N. Antoian
Vice President and Senior Portfolio Manager

Steven R. Brody
Senior Vice President and Director of Real
Estate Operations
Lincoln Investment Management, Inc. (subadviser to
The Real Estate Investment Trust Portfolio)

George H. Burwell
Vice President and Senior Portfolio Manager

George E. Deming
Vice President and Senior Portfolio Manager

Gerald S. Frey
Vice President and Senior Portfolio Manager

Clive A. Gillmore
Director and Senior Portfolio Manager

Lawrence T. Kissko
Vice President, Real Estate Equity
Lincoln Investment Management, Inc. (subadviser to
The Real Estate Investment Trust Portfolio)

Gary A. Reed
Vice President and Senior Portfolio Manager

John F. Robertson
Assistant Vice President, Real Estate Investments
Lincoln Investment Management, Inc. (subadviser to
The Real Estate Investment Trust Portfolio)

Timothy W. Sanderson
Director and Senior Portfolio Manager

Ian G. Sims
Director and Senior Portfolio Manager

Babak Zenouzi
Vice President and Portfolio Manager

Maria E. Pollack
Assistant Vice President and Administrative Manager

Custodians
The Chase Manhattan Bank
4 Metrotech Center
Brooklyn, New York 11245
(custodian for The Real Estate Investment Trust,
The International Equity, The Labor Select International
Equity, and The Global Fixed Income Portfolios)

Bankers Trust Company
One Bankers Trust Plaza
New York, New York 10006
(custodian for The Defensive Equity, The Aggressive
Growth, and The Fixed Income Portfolios)

Independent Auditors
Ernst & Young LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

Legal Counsel
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, Pennsylvania 19103

Investment Advisers
Delaware Investment Advisers
One Commerce Square
Philadelphia, Pennsylvania 19103

Delaware International Advisers Ltd.
Veritas House
125 Finsbury Pavement
London, England EC2A 1NQ

This report was prepared for institutional investors in the Delaware Pooled Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust, Inc. Prospectus, which contains detailed information. All Delaware Pooled Trust Portfolios are offered by prospectus only.

                DELAWARE
                  POOLED
                   TRUST
                --------






One Commerce Square
Philadelphia, Pennsylvania 19103
Telephone 1-800-231-8002
Fax (215) 255-8864